UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

TNF Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed to amend and restate the Definitive Proxy Statement filed by TNF Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on April 21, 2025 (the “Proxy Statement”). After filing the Proxy Statement, the Company determined to include an additional matter to be voted on by stockholders. Therefore, this Amendment is being filed herewith to add in the Preferred Stock Proposal, to authorize the Board to increase the stated value of each of the Series F Convertible Preferred Stock and Series F-1 Convertible Preferred Stock from $1,000 per share to an amount to be determined from time to time by the Board in its discretion, up to a maximum of $1,125 per share. In addition, subsequent to filing the Proxy Statement, on May 9, 2025, the Company amended its Bylaws to lower the required stockholder vote in all matters other than the election of directors from the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter to the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the subject matter, voting affirmatively or negatively (excluding abstentions and broker non-votes). This Amendment therefore updates the voting standard stated for the Auditor Ratification Proposal and the Adjournment Proposal to reflect that such proposals will be approved by a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the subject matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).

Aside from the aforementioned update, no other items or disclosures have changed from the Proxy Statement originally filed with the SEC.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

(856) 848-8698

[  ], 2025

To the Stockholders of TNF Pharmaceuticals, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of the stockholders of TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m., Eastern Time, on Tuesday, May 20, 2025, at www.virtualshareholdermeeting.com/TNF2025.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this year’s Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/TNF2025 and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet or telephone or by signing, dating, and returning the enclosed proxy card or voting form. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our company. I look forward to seeing you at the virtual Annual Meeting.

By Order of the Board,

Joshua Silverman
Chairman of the Board of Directors
[ ], 2025

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On TUESDAY, MAY 20, 2025:

Our official Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2024 Annual Report are available at: www.proxyvote.com.

TNF Pharmaceuticals, Inc.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

(856) 848-8698

Notice of Annual Meeting of Stockholders

to be Held on May 20, 2025

The annual meeting (the “Annual Meeting”) of the stockholders of TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Tuesday, May 20, 2025, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/TNF2025. We will consider and act on the following items of business at the Annual Meeting:

1.	A proposal to elect six (6) directors to hold office for a one-year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”);

2.	A proposal to ratify the appointment of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	A proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the board of directors (the “Board”) of the Company but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share, at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”);

4.	A proposal to approve an amendment to the Charter to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 1,250,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

5.

A proposal to authorize the Board to increase the stated value of each of the Series F Convertible Preferred Stock and Series F-1 Convertible Preferred Stock from $1,000 per share to an amount to be determined from time to time by the Board in its discretion, up to a maximum of $1,125 per share (the “Preferred Stock Proposal”); and

6.

A proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Auditor Ratification Proposal, the Reverse Stock Split Proposal or the Share Increase Proposal (the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Election of Directors, the Auditor Ratification Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, the Adjournment Proposal and the Preferred Stock Proposal.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/TNF2025 and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

The Board of Directors has fixed the close of business on March 25, 2025, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of: our Common Stock; our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); our Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”); and our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), in each case, on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may email Michael Fein of Campaign Management, LLC, our proxy solicitor, at info@campaign-mgmt.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting virtually, we request that you vote your shares electronically via the Internet (or by completing, dating, signing and mailing the enclosed proxy card) in accordance with the instructions set out in the form of proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

Joshua Silverman
Chairman of the Board of Directors
[ ], 2025

i

TNF Pharmaceuticals, Inc.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

(856) 848-8698

Proxy Statement

for

Annual Meeting of Stockholders

To be Held on May 20, 2025

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “TNF” refer to TNF Pharmaceuticals, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of: our common stock, par value $0.001 per share (the “Common Stock”); our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); our Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”); and our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), in each case, entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of TNF Pharmaceuticals, Inc. to be voted at the Annual Meeting to be held on May 20, 2025, at the time and virtual location and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting.

This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this Proxy Statement, along with the Notice and a proxy card are being mailed to our stockholders of record as of the close of business on March 25, 2025, beginning on or about [ ], 2025. See “About the Annual Meeting” beginning on page 2 for more information.

Our executive offices are located at, and our mailing address is, 1185 Avenue of the Americas, Suite 249, New York, NY 10036.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON MAY 20, 2025:

Our official Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2024 Annual Report are available at: www.proxyvote.com.

Additionally, you can find a copy of our 2024 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.tnfpharma.com.

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About The Annual Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive separate proxy materials in the future, he or she may contact TNF Pharmaceuticals, Inc., by sending an email to jsilverman@parkfieldfund.com, or calling (856) 848-8698 and asking for Mr. Silverman. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to elect six (6) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”);

2.	A proposal to ratify the appointment of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	A proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the board of directors (the “Board”) of the Company but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”);

4.	A proposal to approve an amendment to the Charter to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 1,250,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

5.	A proposal to authorize the Board to increase the stated value of each of the Series F Convertible Preferred Stock and Series F-1 Convertible Preferred Stock from $1,000 per share to an amount to be determined from time to time by the Board in its discretion, up to a maximum of $1,125 per share (the “Preferred Stock Proposal”);. and

6.	A proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Auditor Ratification Proposal, the Reverse Stock Split Proposal, or the Share Increase Proposal (the “Adjournment Proposal”).

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 25, 2025 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, (i) 7,392,565 shares of Common Stock were issued and outstanding; (ii) 72,992 shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designations for the Series D Preferred Stock, the holder of Series D Preferred Stock is entitled to 1,217 votes on the proposals described in this Proxy Statement; (iii) approximately 3,839.35 shares of Series F Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series F Preferred Stock as set forth in the amended and restated certificate of designations for the Series F Preferred Stock, as amended (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series F Preferred Stock are entitled to approximately 62,294 votes on the proposals described in this Proxy Statement (except for the Preferred Stock Proposal, which such holders are not entitled to vote their shares of Series F Preferred Stock on); (iv) 2,529.71 shares of Series F-1 Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series F-1 Preferred Stock as set forth in the certificate of designations for the Series F-1 Preferred Stock, as amended (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series F-1 Preferred Stock are entitled to 1,124,314 votes on the proposals described in this Proxy Statement (except for the Preferred Stock Proposal, which such holders are not entitled to vote their shares of Series F-1 Preferred Stock on); and (v) 8,565 shares of Series G Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock, as amended (and subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth therein), the holders of Series G Preferred Stock are entitled to 3,806,665 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock, the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has five outstanding classes of voting stock entitled to vote at the Annual Meeting: Common Stock, Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. The holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held by such holder are then convertible (in accordance with the certificate of designation for the Series D Preferred Stock) with respect to any and all matters presented to the stockholders for their action or consideration. Each holder of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock is entitled to that number of votes per share of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock, as applicable, equal to the stated value of such share of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock, as applicable, held by such holder, divided by the applicable Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the applicable subscription dates for such Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock (as set forth in the respective certificates of designation for the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock.

3

What constitutes a quorum for the Annual Meeting?

The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then the Chairman of the Annual Meeting may adjourn the Annual Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The Auditor Ratification Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, and the Adjournment Proposal are considered “routine matters.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Auditor Ratification Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal and the Adjournment Proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Election of Directors.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting electronically or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the proxy card), 24 hours per day and seven days per week. You will need the control number included on your proxy card. Votes submitted via the Internet or phone must be received by 11:59 p.m. Eastern Time, on Monday, May 19, 2025.

●	You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card, your shares will be voted as you instruct.

●	You may vote during the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting via live webcast are posted at www.virtualshareholdermeeting.com/TNF2025.

4

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman to serve as the proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for the Election of Directors, the Auditor Ratification Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, the Adjournment Proposal and the Preferred Stock Proposal. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on the Election of Directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees.

When you cast your vote on the Reverse Stock Split Proposal, the Auditor Ratification Proposal, the Share Increase Proposal, the Adjournment Proposal and the Preferred Stock Proposal, you may vote for such proposals, vote against such proposals or abstain from voting on such proposals.

5

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares:

1.	“FOR” the Election of Directors;

2.	“FOR” the Auditor Ratification Proposal;

3.	“FOR” the Reverse Stock Split Proposal;

4. 5.	“FOR” the Share Increase Proposal; “FOR” the Adjournment Proposal.

6.	“FOR” the Preferred Stock Proposal;

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” all proposals being presented at the Annual Meeting.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Election of Directors or the Preferred Stock Proposal, but will be able to vote those shares with respect to the Auditor Ratification Proposal, Reverse Stock Split Proposal, Share Increase Proposal and the Adjournment Proposal. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Joshua Silverman, at our address above, which notice must be received before 5:00 p.m. Eastern Time, on May 17, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, (i) approval of the Election of Directors requires the affirmative vote of the holders of a plurality of the votes cast for the election of the directors; i.e., the six director nominees who receive the most votes will be elected, and (ii) approval of each of the Reverse Stock Split Proposal, the Share Increase Proposal Auditor Ratification Proposal, the Adjournment Proposal and the Preferred Stock Proposal requires the affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on such proposals.

6

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either virtually or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to the Election of Directors will not be counted as an affirmative or negative vote with respect to such proposal and will have no effect on the outcome of the vote with respect to such proposal.

An abstention to the Auditor Ratification Proposal, the Adjournment Proposal, the Preferred Stock Proposal, the Reverse Stock Split Proposal and the Share Increase Proposal will have no effect on the outcome of the vote with respect to such proposals.

Failure to instruct your broker how to vote with respect to the Election of Directors and the Preferred Stock Proposal will result in a broker non-vote, which will have no effect on the outcome of the vote with respect to such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Auditor Ratification Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock, Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of $12,500 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

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When will the next stockholder advisory vote on executive compensation occur?

At our 2020 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every three years (with the last vote having occurred in 2023). The next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2026.

The next time we will submit to stockholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our stockholders in 2026 as well.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-844-399-2361 (toll-free within North America) or 1-212-632-8422 (call collect outside North America).

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Proposal 1: Election of Directors

Nominees for Election

The Board is currently comprised of seven directors. Craig Eagle, M.D. is not standing for reelection as a director at the Annual Meeting. Accordingly, Dr. Eagle’s term as a director of the Company will end immediately prior to the Annual Meeting. Upon the expiration of Dr. Eagle’s term, the size of the Board will be reduced from seven directors to six directors.

Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following six individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Mitchell Glass, M.D.	73
Christopher C. Schreiber	60
Joshua Silverman	55
Jude Uzonwanne	50
Bill J. White	64
Stephen Friscia	54

If elected, the Company Nominees will serve until our 2026 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Our Board believes that all of our current directors, who are the six Company Nominees, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast for the election of the directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies of our directors, including the Company Nominees, are as follows:

Mitchell Glass, M.D. has been our director since April 8, 2024, and currently serves as our President and Chief Medical Officer, a position he has held since June 13, 2024. Dr. Glass is presently Chief Executive Officer of Chronic Airway Therapeutics, Chairman and Chief Executive Officer of ACCOLADE Pharma LLC and a principal at Broom Street Associates. Previously, Dr. Glass was director of pulmonary therapeutics at ICI/Zeneca and responsible world-wide for the development of zafirlukast (“Accolate®), the first successful antileukotriene for the treatment of asthma. Dr. Glass also served as Vice President at SmithKline Beecham beginning March, 1995, where he also held executive roles in the development of carvedilol (COREG®) for heart failure, eprosartan (TEVETEN®) for hypertension and led the worldwide portfolio development in cardiovascular, respiratory, renal and metabolic diseases and disorders. At Athrogenix, Dr. Glass led the development of AGI1067 to a successful end of phase 2 meeting with the FDA. After 2 years as the CSO of the University City Science Center in Philadelphia between 2005 and 2006, which included responsibility for 54 early-stage companies, Dr. Glass joined Aqumen Pharma KK (“Aqumen Pharma”) in 2006 as Director Aqumen KK. Dr. Glass also served as Chief Executive Officer and Chief Medical Officer of Aqumen Pharma’s U.S. subsidiary was responsible for the ophthalmic portfolio, the lead compound of which was successfully developed and marketed in the U.S. and served in such roles until 2011. Previously, Dr. Glass served as the Chief Medical Officer and Director at Invion Plc. (ASX IVN) (“Invion”) beginning 2011 until 2019 and led the de-merger of Invion into Chronic Airway Therapeutics, the lead compound of which, nadolol, executed a positive proof of concept study in smokers with bronchitis. Dr. Glass graduated from the University of Chicago and is board certified in internal medicine, pulmonary and critical care medicine.

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Dr. Glass graduated from the University of Chicago and is board certified in internal medicine, pulmonary and critical care medicine. Dr. Glass’ qualifications to sit on the Board include his extensive experience and leadership roles within the pharmaceutical industry.

Craig Eagle, M.D. has been our director since April 16, 2021, and is not standing for reelection as a Company Nominee at the Annual Meeting. Dr. Eagle is currently the Chief Medical Officer of Guardant Health, Inc. (“Guardant”) since 2021. To date, under Dr. Eagle’s leadership, Guardant has expanded liquid cancer biopsy testing as well as expanding blood-based screening with an FDA approved colon cancer screening test and a research agreement with the National Cancer Institute (“NCI”) for multi-cancer screening. Previously, Dr. Eagle was Vice President of Oncology at Genentech, where he oversaw the medical programs across Genentech’s oncology portfolio. Prior to his current role, Dr. Eagle worked in several positions at Pfizer from 2009 to 2019, including as the oncology business lead in the United Kingdom and Canada, the global lead for Oncology Strategic Alliances and Partnerships based in New York, and as the head of the Oncology Therapeutic Area Global Medical and Outcomes Group, including the U.S. oncology medical business. Through his multiple roles at Pfizer, Dr. Eagle delivered significant business growth and was involved in multiple strategic acquisitions and divestitures. In addition, while at Pfizer, Dr. Eagle oversaw extensive oncology clinical trial programs, multiple regulatory and payer approvals across Pfizer’s oncology portfolio, health outcomes assessments and scientific collaborations with key global research organizations like the NCI, and the European Organization for Research and Treatment of Cancer (EORTC), and led worldwide development of several compounds including celecoxib, aromasin, irinotecan, dalteparin and ozagomicin. Dr. Eagle currently serves as a member of the board of directors and chair of the Science and Policy Committee of Pierian Biosciences, a privately held life sciences company. Dr. Eagle attended Medical School at the University of New South Wales, Sydney, Australia and received his general internist training at Royal North Shore Hospital in Sydney. He completed his hemato-oncology and laboratory hematology training at Royal Prince Alfred Hospital in Sydney and was granted Fellowship in the Royal Australasian College of Physicians (FRACP) and the Royal College of Pathologists Australasia (FRCPA). After his training, Dr. Eagle performed basic research at the Royal Prince of Wales hospital to develop a new monoclonal antibody to inhibit platelets before moving into the pharmaceutical industry. Dr. Eagle’s qualifications to sit on the Board include his long and successful career in the international pharmaceutical industry, his senior executive experience in areas such as business growth, strategic alliances and mergers and acquisition transactions, his experience as a member of both public and private company boards in the healthcare and life science industries, and his wealth of oncology experience, including leading and participating in scientific research, regulatory, pricing & re-imbursement negotiations for compounds in therapeutic areas.

Christopher C. Schreiber has been our director since August 8, 2017, and he previously served as our Chief Executive Officer, President, and Executive Chairman of the Board at various times. Mr. Schreiber combines over 30 years of experience in the securities industry. Mr. Schrieber retired in 2023 from his position as the Managing Director of Capital Markets at Taglich Brothers, Inc., where Mr. Schreiber built upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, Inc., he was a member of the board of directors of Paulson Investment Company, a 40-year-old full-service investment banking firm. In 2023, Mr. Schrieber joined the Board of Directors of Sonon Group, a German based company that focuses on providing solar-powered mobility applications. In addition, Mr. Schreiber serves as a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. Mr. Schreiber is a graduate of Johns Hopkins University, where he received a bachelor’s degree in political science. Mr. Schreiber’s qualifications to sit on the Board include his financial expertise and his experience with the Company.

Joshua Silverman has been our director since September 6, 2018, and currently serves as Chairman of the Board. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies to solve inefficiencies as they relate to corporate structure, cash flow and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. Mr. Silverman currently serves as a director of AYRO Inc., Petros Pharmaceuticals, Inc., Synaptogenix Inc., Femasys Inc., and Pharmacyte Biotech, Inc., all of which are public companies. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment professional, management consultant and as a director of numerous public companies.

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Jude Uzonwanne has been our director since April 16, 2021. Mr. Uzonwanne is currently an independent consultant at Miralogx LLC, where he previously served as a Chief Operating Officer, Senior Adviser from June 2022 to December 2024. From June 2022 until April 2023, Mr. Uzonwanne served as the Chief Executive Officer for Mira Pharmaceuticals Inc. (“Mira”), a U.S. based biopharmaceutical company focused on developing an oral FDA approved marijuana analog. Prior to Mira, he was the Chief Business Officer at a genetics-based healthcare company, 54gene, from March 2021 to June 2022. Prior to 54gene, he was a Principal with ZS Associates, Inc. (“ZS Associates”), a consulting and professional services firm, a position he held from January 2021 to March 2021. Prior to joining ZS Associates, Mr. Uzonwanne was a Principal at IQVIA, Inc. (“IQVIA”) from 2018 to 2020, where he served as the head of the firm’s US Financial Investors Consulting practice and as management consulting lead for IQVIA’s service to a global pharmaceutical company and select emerging biopharmaceutical companies. Prior to joining IQVIA, Mr. Uzonwanne served as Vice President (Associate Partner) at EY-Parthenon LLP from 2016 to 2018, where he managed teams advising corporate and private equity investors on a range of commercial due diligence targets in healthcare strategies and advised clients on growth accelerating strategies and investments. Prior to this role, Mr. Uzonwanne has worked for several other companies including Bain & Company, Dalberg Global Development Advisers, the Bill and Melinda Gates Foundation, and Monitor Group. Mr. Uzonwanne is a 1998 graduate of Swarthmore College (double Honors B.A in Economics and Political Science). Mr. Uzonwanne’s qualifications to sit on the Board include his extensive life sciences advisory experience, as well as a deep corporate strategy and finance role across multiple markets globally.

Bill J. White has been our director since August 8, 2017. Mr. White has more than 30 years of experience in financial management, operations and business development. Most recently, he served as Chief Financial Officer of Sidus Space, Inc. (Nasdaq: SIDU), as the chief financial officer for ProPhase Labs Inc. (Nasdaq: PRPH), and the chief financial officer, chief operating officer, treasurer and secretary of Intellicheck, Inc., (Nasdaq: IDN). Prior to working at Intellicheck, Inc., he served 11 years as the chief financial officer, chief operating officer, secretary and treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to leading its international expansion into Dubai, UAE. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner. Mr. White was selected to serve on the Board of Directors in part because of his significant financial and accounting experience with public companies.

Stephen Friscia has been our director since June 13, 2024. Mr. Friscia is the manager and co-founder of Kipps Capital, a family office established in 2016. Previously, Mr. Friscia was a managing director and portfolio manager for multiple institutional investment and asset management firms, with several focused in small and mid-cap value equities, including Iridian Asset Management LLC, MacKay Shields LLC, Bear Stearns Asset Management Inc., John A. Levin & Co., Inc., and Evergreen Investments LLC (Wachovia Corporation). Mr. Friscia received his B.A. from Pace University - Lubin School of Business. Mr. Friscia’s qualifications to sit on the Board include his experience with small and mid-cap companies.

Family Relationships

There are no family relationships between any of our officers or directors.

Required Vote and Board Recommendation

If a quorum is present and voting, the six Company Nominees receiving the highest number of votes will be elected as directors. “ABSTAIN” votes will have no effect on the results for the Election of Directors. Because the Election of Directors is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Election of Directors. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Election of Directors will result in a broker non-vote, which will have no effect on the results of this vote.

The Board unanimously recommends that you vote “FOR” each Company Nominee, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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Corporate Governance

The Company, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Ethics and Conduct

We have adopted a Code of Business Ethics and Conduct, which applies to our Board, our executive officers and our employees, outlines the broad principles of ethical business conduct we adopted, covering subject areas such as, compliance with applicable laws and regulations, handling of books and records, public disclosure reporting, insider trading, conflicts of interest, competition and fair dealing, and other violations. Our Code of Business Ethics and Conduct is available on our website at www.tnfpharma.com in the “Governance” section found under the “Investors” tab.

We formed a Risk and Disclosure Committee, which is served by the members of the Audit Committee, which reviews our ethics and risk program and internal controls over compliance and identifies and recommends to the Board any changes that it deems necessary. The Risk and Disclosure Committee also monitors compliance with our Code of Business Ethics and Conduct, reviews and evaluates our public disclosures and disclosure controls and procedures and handles any whistleblower complaints.

Board Composition and Committees

Our Certificate of Incorporation, as amended (the “Charter”), and our Bylaws (“Bylaws”) provide that our Board will consist of a number of directors to be determined from time to time solely by resolution of the Board, which is currently set at seven directors. Craig Eagle, M.D. is not standing for reelection as a director at the Annual Meeting. Accordingly, Dr. Eagle’s term as a director of the Company will end immediately prior to the Annual Meeting. Upon the expiration of Dr. Eagle’s term, the size of the Board will be reduced from seven directors to six directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, share ownership, and affiliations with other board members, stockholders, business, contractor and family relationships, as well as the amount of the compensation we pay to each director, we have determined that Dr. Glass, Mr. Silverman, Mr. White, Dr. Eagle, Mr. Uzonwanne and Mr. Friscia have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

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Board Committees, Meetings and Attendance

During 2024, the Board met and/or also acted by unanimous written consent an aggregate of 24 times in 2024. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2024, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. One of our directors then in office attended our 2024 annual meeting of stockholders. The Company does not have a policy with respect to board members’ attendance at the Company’s annual meetings of stockholders.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Risk and Disclosure Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.tnfpharma.com in the “Governance” section under “Investors.”

As of [  ], 2025, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk and Disclosure Committee
Mitchell Glass, M.D.
Craig Eagle, M.D.(1)		Member
Christopher C. Schreiber
Joshua Silverman	Member	Chair	Member	Member
Jude Uzonwanne	Member	Member	Chair	Member
Bill J. White	Chair		Member	Chair
Stephen Friscia

(1)	Craig Eagle, M.D., is not standing for reelection as a director at the Annual Meeting. Accordingly, Dr. Eagle’s term as a director of the Company will end immediately prior to the Annual Meeting. Upon the expiration of Dr. Eagle’s term, Dr. Eagle will no longer be a member of the Compensation Committee.

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Audit Committee

Our Audit Committee is responsible for, among other matters:

●	monitoring the integrity of our financial reporting process, including critical accounting policies and estimates, and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

●	monitoring the independence and performance of our independent auditors and our accounting personnel;

●	providing an avenue of communication among the independent auditors, management, our accounting personnel, and the Board;

●	appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;

●	discussing the scope of the independent auditors’ examination;

●	reviewing the financial statements and the independent auditors’ report;

●	reviewing areas of potential significant financial risk and exposure to us, to the extent that there are any, and assess the steps management has taken to monitor such risks;

●	monitoring compliance with legal and regulatory requirements;

●	soliciting recommendations from the independent auditors regarding internal controls and other matters;

●	making recommendations to the Board;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the SEC;

●	reviewing issues regarding accounting principles and financial statement presentation (including any significant changes in our selection or application of accounting principles); and

●	reviewing the effectiveness of any special accounting steps adopted in light of identified significant and/or material control deficiencies.

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Our Audit Committee is composed of Bill J. White (Chair), Joshua Silverman, and Jude Uzonwanne. Our Board has determined that each of the current members of the Audit Committee is independent in accordance with Nasdaq Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. White qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee met four times during 2024.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and approving on an annual basis goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and determining the compensation of our Chief Executive Officer based on this evaluation or recommending such goals, objectives and compensation of our Chief Executive Officer to the Board for its approval;

●	reviewing and approving on an annual basis the compensation of our executive officers other than our Chief Executive Officer;

●	reviewing on an annual basis the fees and equity compensation paid to the Company’s non-employee directors for service on the Board and Board committees and recommending any changes to the Board as necessary;

●	selecting, retaining and terminating any compensation consultant to be used by the Compensation Committee or us to assist in the evaluation of the compensation of non-employee directors, the Chief Executive Officer or the other executive officers and approving such compensation consultant’s fees and other retention terms, and overseeing the work of such compensation consultant;

●	reviewing, approving and, when appropriate, making recommendations to the Board for approval, incentive-compensation programs and equity-based plans and the adoption of or material changes in material employee benefit, bonus, severance and other compensation plans;

●	reviewing and approving and, when appropriate, recommending to the Board for approval, any employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or the Board, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

●	determining and approving the options and other equity-based compensation to be granted to executive officers, including the Chief Executive Officer, and recommending to the Board for approval options and other equity-based compensation to be granted to non-employee directors; and

●	in conjunction with the Chief Executive Officer, determining the issuance of options and other equity-based compensation under the Company’s incentive compensation and other stock-based plans to all other officers and employees.

Our Compensation Committee is composed of Joshua Silverman (Chair), Craig Eagle, M.D., and Jude Uzonwanne. Craig Eagle, M.D. is not standing for reelection as a director at the Annual Meeting. Accordingly, Dr. Eagle’s term as a director of the Company will end immediately prior to the Annual Meeting. Upon the expiration of Dr. Eagle’s term, Dr. Eagle will no longer be a member of the Compensation Committee.

Our Board has determined that each of the current members of the Compensation Committee is independent in accordance with Nasdaq Rules. The Compensation Committee may delegate the determination with respect to persons other than officers to the Chief Executive Officer but will approve the aggregate amount granted to all employees and all new hire grants. The Compensation Committee held 0 meeting in 2024 and acted 0 times by unanimous written consent. The Compensation Committee did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2024.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	overseeing the administration of our Code of Business Ethics and Conduct and related policies;

●	leading the search for and recommending individuals qualified to become members of the Board, and selecting director nominees to be presented for election by the stockholders at each annual meeting;

●	ensuring, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to us or our affiliates or individual officers or one of their affiliates, without appropriate review and evaluation for conflicts of interest;

●	ensuring that Board members do not serve on more than six other for-profit public company boards that have a class of securities registered under the Exchange Act in addition to the Board;

●	reviewing the Board’s committee structure and to recommend to the Board for its approval;

●	reviewing recommendations received from stockholders for persons to be considered for nomination to the Board;

●	monitoring compliance with our corporate governance guidelines;

●	developing and implementing an annual self-evaluation of the Board, both individually and as a Board, and of its committees;

●	reviewing and recommending changes to procedures whereby stockholders may communicate with the Board;

●	assessing the independence of directors annually and report to the Board; and

●	recommending to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chairman, whether the roles of Chairman and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed; provided that such structure shall be subject to the Bylaws of the Company then in effect.

Our Nominating and Corporate Governance Committee is composed of Jude Uzonwanne (Chair), Bill J. White, and Joshua Silverman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the Nasdaq Rules. The Nominating and Corporate Governance Committee met and/or also acted by unanimous written consent an aggregate of five times in 2024.

Risk and Disclosure Committee

Our Risk and Disclosure Committee is responsible for, among other matters:

●	reviewing the effectiveness of our Code of Ethics annually, including our ethics and risk program, and recommending to the Board any changes to our policies and internal controls as necessary;

●	monitoring compliance with our Code of Ethics, and specifically reviewing and evaluating our public disclosures and annually reviewing and evaluating our disclosure controls and procedures;

●	reviewing and approving any waivers of provisions of the Code of Ethics;

●	addressing any whistleblower complaints and ensuring that all whistleblower complaints are appropriately reviewed by the Risk and Disclosure Committee and that any appropriate remedial action if necessary is taken based on the results of its review; and

●	ensuring that non-retaliation policies are instituted and strictly complied with in order to protect any Company employee who reports a whistleblower complaint.

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Our Risk and Disclosure Committee is composed of Bill J. White (Chair), Joshua Silverman and Jude Uzonwanne. Our Board has determined that each of the current members of the Risk and Disclosure Committee is independent in accordance with Nasdaq Rules.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2024.

Our Charter and Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. Stockholder recommendations to the Board should be sent to:

TNF Pharmaceuticals, Inc.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

Attention: Secretary

Such nomination must satisfy the notice, information and consent requirements set forth in our Charter and Bylaws and must be received by us prior to the date set forth under “Other Matters-Stockholder Proposals” below.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

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In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will seek to identify new candidates for the Board. The Nominating and Corporate Governance Committee will then initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of seven directors. Craig Eagle, M.D. is not standing for reelection as a director at the Annual Meeting. Accordingly, Dr. Eagle’s term as a director of the Company will end immediately prior to the Annual Meeting. Upon the expiration of Dr. Eagle’s term, the size of the Board will be reduced from seven directors to six directors.

Our Bylaws separate the roles of Chairman of the Board and Chief Executive Officer. Currently, Joshua Silverman, an independent director, serves as the Chairman of the Board, and Mitchell Glass performs the role of principal executive officer, serving as our President and Chief Medical Officer.

Our Audit Committee has primarily been responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

We also established a Risk and Disclosure Committee, which is primarily responsible for overseeing the Company’s ethics and risk program and internal controls over compliance. In addition, the Risk and Disclosure Committee reports to the full Board, which also considers the Company’s risk profile.

We are continuing to review our established controls and procedures that involve cybersecurity matters to determine any other material impacts to our financial results, operations, and/or reputation to insure such incidents are immediately reported by management to the Board, or individual members or committees thereof, as appropriate, in accordance with our escalation framework and insure we have established procedures to ensure that management responsible for overseeing the effectiveness of disclosure controls is informed in a timely manner of known cybersecurity risks and incidents that may materially impact our operations and that timely public disclosure is made as appropriate.

Communications with Directors

Stockholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Stockholders should address such correspondence to the Board or the relevant Board members in care of: TNF Pharmaceuticals, Inc., 1185 Avenue of the Americas, Suite 249, New York, NY 10036, Attention: Secretary.

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All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Anti-Hedging and Anti-Pledging Policies

We do not have any policy governing the ability of employees (including officers) or directors of the Company, or any of their designees, to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities that may have been granted to such employee or director as part of their compensation or that may be otherwise held, directly or indirectly, by such employee or director.

Insider Trading Policy

The Company has adopted an Insider Trading Policy which governs trading policy and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans, if any.

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Director Compensation

Effective as of 4:05 p.m. Eastern Time on February 14, 2024, we effected a one-for-thirty reverse stock split of our Common Stock (the “Reverse Stock Split”). Unless otherwise provided, all share and per share information in this Proxy Statement as of a date or for periods that precede the Reverse Stock Split have been adjusted to give effect to the Reverse Stock Split.

Director Compensation Table

The following table presents the total compensation for each person who served as a member of our Board during 2024. All compensation paid to Dr. Chapman and Dr. Glass during 2024 is reported under the Summary Compensation Table. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees earned or paid in cash	Stock Awards(1)	All Other Compensation(2)	Total
Josh Silverman	$207,000	$-	-	$207,000
Bill J. White	92,000	-	-	92,000
Craig Eagle, M.D	92,000	-	-	92,000
Jude Uzonwanne	92,000	-	-	92,000
Stephen Friscia	38,300	-	-	38,300
Christopher Schreiber(3)	-	-	244,800	244,800

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock awards granted during the fiscal year ended December 31, 2024, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	This column includes salaries and matching contributions paid to participants of the 401(k) Plan for non-executive employee members of the Board.

(3)	On January 24, 2020, Mr. Schreiber entered into an employment agreement with the Company, under which he would receive an annual salary of $300,000. Since then, he has served the Company in various positions, and his employment agreement with the Company remains in effect.

In connection with an overall reduction in compensation paid to the Company’s directors implemented in November 2023, effective November 13, 2023, the Company entered into an amendment to the employment agreement of Mr. Schreiber providing for Mr. Schreiber’s annual fee to be adjusted from $300,000 (the “Full Fee”) to $60,000 in cash per annum, until payment of his Full Fee would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion. The amendment further provides that the remaining $240,000 of the fees per annum (the “Fee Deferral Amount”) shall be deferred until payment of the Fee Deferral Amount would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time the Fee Deferral Amount may be paid, at Mr. Schreiber’s election, in shares of Common Stock or in cash.

Narrative Disclosure to Director Compensation Table

As approved by the Compensation Committee of the Board on March 29, 2019, beginning in April 2019, each serving director who is not also holding a position as an executive officer is paid $8,000 per month. On or around May 2020, the Compensation Committee of the Board approved payments to Mr. Silverman of $18,000 per month, beginning in May 2020. All director fees were paid on a monthly basis. There was no other compensation for directors during the year ended December 31, 2024.

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On November 13, 2023, the Board approved certain adjustments to the director fees. Mr. Silverman’s fees were decreased from $216,000 to $60,000 annually, with payment of the excess amount of $156,000 deferred until the date that payment of such amount would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time such amount may be paid, at Mr. Silverman’s election, in shares of Common Stock or in cash. Messrs. Eagle’s, Uzonwanne’s, and White’s fees were decreased from $96,000 to $60,000 annually, with payment of the excess amounts of $36,000 per director deferred until the date that payment of such amounts would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time such amounts may be paid, at each director’s election, in shares of Common Stock or in cash.

On October 14, 2021, the Compensation Committee of the Board authorized the issuance of 93,166 restricted stock units (“RSUs”) with a fair market value of $242.70 per RSU to the directors and key employees of the Company. These RSUs will vest in thirds when certain market capitalization milestones are met and maintained for twenty consecutive trading sessions. Upon achievement of a vesting milestone, the expenses related to the vested RSUs will be recorded at the fair market value of the Company’s Common Stock on the date of vesting. As of December 31, 2024, none of the vesting milestones have been met.

On June 5, 2023, the Compensation Committee of the Board authorized the issuance, effective as of June 7, 2023, of options to purchase an aggregate of 66,498 shares of Common Stock with an exercise price of $49.80 per share to the directors and key employees of the Company. These options vested (i) one third on the date of grant; (ii) one third on the first anniversary of the date of grant; and (iii) one third on the second anniversary of the date of grant, provided that the holder remains employed by the Company or a subsidiary on the applicable vesting date.

Timing of Certain Equity Awards

We do not have any policies and practices on the timing of awards of stock options or other equity grants in relation to the disclosure of material nonpublic information. The Company grants stock options based on timelines in the normal course of business independent of the occurrence of these types of events (e.g., at a pre-established dates, such as on an employee’s start date, at board of director meetings held once each year and following annual performance reviews). During the last completed fiscal year, we did not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock and did not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of March 25, 2025 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our NEOs (as defined below) and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o TNF Pharmaceuticals, Inc., 1185 Avenue of the Americas, Suite 249, New York, NY 10036.

Percentage of Common Stock ownership is based on 7,392,565 shares of Common Stock issued and outstanding as of March 25, 2025. Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of March 25, 2025. Percentage of Series F Preferred Stock ownership is based on approximately 3,839.35 shares of Series F Preferred Stock issued and outstanding as of March 25, 2025. Percentage of Series F-1 Preferred Stock ownership is based on 2,529.71 shares of Series F-1 Preferred Stock issued and outstanding as of March 25, 2025. Percentage of Series G Preferred Stock ownership is based on 8,565 shares of Series G Preferred Stock issued and outstanding as of March 25, 2025.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the conversion of preferred stock or exercise of warrants, as the case may be, to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to preferred stock, options or warrants that are currently convertible or exercisable, as applicable, or convertible or exercisable, as applicable, within sixty (60) days of March 25, 2025 by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series D Preferred Stock Beneficially Owned (2)	Percentage of Class	Number of Shares of Series F Preferred Stock Beneficially Owned (3)	Percentage of Class	Number of Shares of Series F-1 Preferred Stock Beneficially Owned (4)	Percentage of Class	Number of Shares of Series G Preferred Stock Beneficially Owned (5)	Percentage of Class	Total Voting Power
5% Beneficial Owner
Richard Abbe / Iroquois Capital Investment Group, LLC (6)	387,911	4.99%	-	-	2,041.55	53.17%	643.88	25.45%	-	-	2.76%
Premas Biotech PVT Ltd. (7)	3,459	*	72,992	100%	-	-	-	-	-	-	*
Intracoastal Capital LLC (8)	388,264	4.99%	-	-	1,709.20	44.52%	1,870.91	73.96%	-	-	4.99%
PharmaCyte Biotech, Inc. (9)	57,692,313	88.64%	-	-	-	-	-	-	7,000	81.73%	26.30%
Five Narrow Lane LP (10)	388,264	4.99%	-	-	-	-	-	-	658	7.68%	2.47%

Named Executive Officers and Directors
Joshua Silverman (11)	7,404	*	-	-	-	-	-	-	-	-	*
Bill J White (12)	5,792	*	-	-	-	-	-	-	-	-	*
Craig Eagle, M.D. (13)	10,556	*	-	-	-	-	-	-	-	-	*
Jude Uzonwanne (14)	3,333	*	-	-	-	-	-	-	-	-	*
Christopher C Schreiber (15)	6,274	*	-	-	-	-	-	-	-	-	*
Stephen Friscia	-	-	-	-	-	-	-	-	-	-	-
Mitchell Glass	-	-	-	-	-	-	-	-	-	-	-
Ian Rhodes	-	-	-	-	-	-	-	-	-	-	-
All current executive officers and Directors as a group (8 persons)	33,359	*	-	-	-	-	-	-	-	-	*

* Less than 1%.

(1)	Percentage of Common Stock ownership is based on 7,392,565 shares of Common Stock issued and outstanding as of March 25, 2025.

(2)	Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of March 25, 2025.

(3)	Percentage of Series F Preferred Stock ownership is based on approximately 3,839.35 shares of Series F Preferred Stock issued and outstanding as of March 25, 2025.

(4)	Percentage of Series F-1 Preferred Stock ownership is based on 2,529.71 shares of Series F-1 Preferred Stock issued and outstanding as of March 25, 2025.

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(5)	Percentage of Series G Preferred Stock ownership is based on 8,565 shares of Series G Preferred Stock issued and outstanding as of March 25, 2025.

(6)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2024, by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page (“Ms. Page”) and Richard Abbe (“Mr. Abbe”) make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF.

IMF owns (1) 6,248 shares of Common Stock, (2) 1,314.51 shares of Series F Preferred Stock, which are convertible into up to approximately 3,611,291 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) Series F Warrants to purchase up to 13,736,264 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) 450.85 Series F-1 Preferred Shares, which are convertible into up to approximately 1,238,599 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (5) Series F-1 Long-Term Warrants to purchase up to 3,846,154 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (6) Series F-1 Short-Term Warrants to purchase up to 3,846,154 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Mr. Abbe also has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. ICIG owns (1) 473 shares of Common Stock, (2) 727.04 shares of Series F Preferred Stock, which are convertible into up to 1,997,363 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) Series F Warrants to purchase up to 7,554,945 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) 193.03 Series F-1 Preferred Shares, which are convertible into up to 530,302 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (5) Series F-1 Long-Term Warrants to purchase up to 2,060,437 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (6) Series F-1 Short-Term Warrants to purchase up to 2,060,437 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). In addition, by virtue of his position as a custodian or trustee of certain Accounts (The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust), Mr. Abbe may be deemed to be the beneficial owner of the 3,859 shares of Common Stock held in aggregate by such Accounts.

(7)	On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 (not adjusted for the Reverse Stock Split) shares of Common Stock and 72,992 shares of Series D Preferred Stock as partial compensation for their rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

(8)	This information is based on certain information made available to the Company. Intracoastal Capital LLC owns (1) 1,709.20 shares of Series F Preferred Stock, which are convertible into up to 4,695,604 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (2) Series F Warrants to purchase up to 17,857,143 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) 1,870.91 Series F-1 Preferred Shares, which are convertible into up to 5,139,863 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) Series F-1 Long-Term Warrants to purchase up to 5,906,595 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (5) Series F-1 Short-Term Warrants to purchase up to 5,906,595 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The principal business address of Intracoastal Capital LLC is 245 Palm Trail, Delray Beach, Florida 33483.

(9)	This information is based on a Schedule 13D filed with the SEC on May 30, 2024, by PharmaCyte Biotech, Inc. (“PharmaCyte”) and on information available to the Company. Consists of (i) 7,000 Series G Preferred Shares, which are convertible into up to 19,230,770 shares of Common Stock, (ii) Series G Long-Term Warrants to purchase up to 19,230,772 shares of Common Stock, and (iii) Series G Short-Term Warrants to purchase up to 19,230,772 shares of Common Stock.

The principal business address of PharmaCyte is PharmaCyte Biotech, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

(10)	This information is based on certain information made available to the Company. Consists of (i) 658 Series G Preferred Shares, which are convertible into up to 1,807,692 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series G Long-Term Warrants to purchase up to 2,747,254 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series G Short-Term Warrants to purchase up to 2,747,254 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The principal business address of Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(11)	Represents (i) 2,959 shares of Common Stock held by Mr. Silverman and (ii) 4,445 shares of Common Stock issuable upon the exercise of options held by Mr. Silverman exercisable within 60 days of April 4, 2025.

(12)	Represents (i) 2,459 shares of Common Stock held by Mr. White and (ii) 3,333 shares of Common Stock issuable upon the exercise of options held by Mr. White exercisable within 60 days of April 4, 2025.

(13)	Represents 10,556 shares of Common Stock issuable upon the exercise of options held by Dr. Eagle exercisable within 60 days of April 4, 2025.

(14)	Represents 3,333 shares of Common Stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of April 4, 2025.

(15)	Represents (i) 2,941 shares of Common Stock held by Mr. Schreiber and (ii) 3,333 shares of Common Stock issuable upon the exercise of options held by Mr. Schreiber exercisable within 60 days of April 4, 2025.

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Certain Relationships and Related Transactions

Transactions with related persons are governed by our Code of Business Ethics and Conduct, which applies to all of our employees, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by the Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Business Ethics and Conduct and Whistleblower Policy.

Other than compensation agreements and other arrangements which are described below and under “Executive Compensation” herein, since January 1, 2023, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

On April 14, 2023, the Company issued a reimbursement payment to Jonnie Williams, Sr. in the amount $500,000. The payment represented reimbursement for expenses incurred by Mr. Williams meeting with potential strategic corporate partners on behalf of the Company as part of the Company’s business development efforts. Mr. Williams is an immediate family member of a stockholder who beneficially holds more than 5% of our Common Stock.

On February 23, 2023, pursuant to that certain Securities Purchase Agreement (the “Series F Purchase Agreement”), dated as of February 21, 2023, by and among the Company and the investors signatory thereto (the “February 2023 Offering”), we issued to: (i) Iroquois Capital Investment Group LLC (“ICIG”), 2,750 shares of our Series F Preferred Stock with a stated value of $1,000 per share and warrants to purchase up to 40,651 shares of Common Stock at an initial exercise price of $1.816 per share, and (ii) Iroquois Master Fund Ltd., an affiliate of ICIG (“IMF”), 5,000 shares of our Series F Preferred Stock with a stated value of $1,000 per share and warrants to purchase up to 73,910 shares of Common Stock at an initial exercise price of $1.816 per share. The aggregate gross proceeds from the February 2023 Offering were $15.0 million.

On May 23, 2024, pursuant to that certain Securities Purchase Agreement (the “Series F-1 Purchase Agreement”), dated as of May 20, 2024, by and among the Company and the investors signatory thereto (the “May 2024 Series F-1 Offering”), we issued to: (i) ICIG 750 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share; (ii) IMF 1,400 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 770,926 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 770,926 shares of Common Stock at an exercise price of $1.816 per share; (iii) Intracoastal Capital LLC 2,150 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 1,183,921 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 1,183,921 shares of Common Stock at an exercise price of $1.816 per share; (iv) V4 Global 500 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 275,331 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 275,331 shares of Common Stock at an exercise price of $1.816 per share; and (v) Mr. Cohen 250 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 137,666 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 137,666 shares of Common Stock at an exercise price of $1.816 per share. The aggregate gross proceeds from the May 2024 Series F-1 Offering were $5.0 million.

On May 23, 2024, pursuant to that certain Securities Purchase Agreement (the “Series G Purchase Agreement” and, together with the Series F Purchase Agreement and the Series F-1 Purchase Agreement, the “Purchase Agreements”), dated as of May 20, 2024, by and among the Company and the investors signatory thereto (the “May 2024 Series G Offering”), we issued to: (i) PharmaCyte 7,000 shares of our Series G Preferred Stock with a stated value of $1,000 per share, long-term Series G warrants to purchase up to 3,854,626 shares of Common Stock at an exercise price of $1.816 per share and short-term Series G warrants to purchase up to 3,854,626 shares of Common Stock at an exercise price of $1.816 per share; (ii) Five Narrow Lane LP 750 shares of our Series G Preferred Stock with a stated value of $1,000 per share, long-term Series G warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share and short-term Series G warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share; and (iii) Hewlett Fund LP 1,000 shares of our Series G Preferred Stock with a stated value of $1,000 per share, long-term Series G warrants to purchase up to 550,661 shares of Common Stock at an exercise price of $1.816 per share and short-term Series G warrants to purchase up to 550,661 shares of Common Stock at an exercise price of $1.816 per share. The aggregate gross proceeds from the May 2024 Series G Offering were $8.9 million.

On October 1, 2024, the Company entered into a Stock Purchase Agreement, dated as of October 1, 2024 (the “Prevail Purchase Agreement”), by and between the Company and Prevail Partners, LLC (“Prevail”), pursuant to which, the Company agreed to sell to Prevail 283,019 shares of Common Stock, at a price per share equal to $2.12, which was 120.0% of the dollar volume-weighted average price of the Company’s Common Stock on the Nasdaq Stock Capital Market LLC for the thirty (30) trading days immediately preceding the date of the Prevail Purchase Agreement.

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Executive Compensation

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of [ ], 2025:

Name	Age	Position with the Company
Mitchell Glass, M.D.	73	Director, President and Chief Medical Officer
Ian Rhodes	51	Interim Chief Financial Officer

Please see biography of Dr. Glass on page 9 of this Proxy Statement.

Ian Rhodes has been our Interim Chief Financial Officer since February 1, 2021. Since August 2024, Mr. Rhodes has been the Chief Financial Officer of Renatus Tactical Acquisition Corp I. Mr. Rhodes joined Brio Financial Group (“Brio”) in January 2021. From March 2020 to December 2020, Mr. Rhodes served as the Interim Chief Financial Officer of Roadway Moving and Storage. From November 2018 to July 2019, he served as Interim Chief Financial Officer of Greyston Bakery and Foundation. From December 2016 to September 2018, Mr. Rhodes served as President, Chief Executive Officer and Director of GlyEco, Inc., and served as Chief Financial Officer of GlyEco, Inc. from February 2016 to December 2016. From May 2014 to January 2016, he served as Chief Financial Officer of Calmare Therapeutics. Mr. Rhodes began his career at PricewaterhouseCoopers, where he worked for 15 years. Mr. Rhodes holds a Bachelor of Science degree in Business Administration with a concentration in Accounting from Seton Hall University and is a licensed CPA in New York.

Summary Compensation Table

The following table summarizes information regarding the material components of the executive compensation arrangements of our named executive officers, comprised of (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the 2024 fiscal year and whose salary, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) up to two most highly compensated former executive officers who were no longer serving as an executive officer at the end of the 2024 fiscal year (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “NEOs”).

Our NEOs for 2024 were as follows:

●	Mitchell Glass, M.D., President and Chief Medical Officer

●	Ian Rhodes, CPA, Interim Chief Financial Officer

●	Christopher Chapman, M.D., Former, President and Chief Medical Officer

●	Adam Kaplin, M.D., Former Chief Scientific Officer

 Effective as of 4:05 pm Eastern Time on February 14, 2024, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split of the issued and outstanding shares of our Common Stock, at a ratio of 1 for 30. The stock awards listed below have been adjusted to give effect to the Reverse Stock Split.

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Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(1)		All Other Compensation(2)		Total

Mitchell Glass, M.D.(3)	2024	175,833	-	-	-		6,500	(9)	182,333
President, Chief Medical Officer

Ian Rhodes, CPA.(4)	2024	162,000	-	-	-		-		162,000
Interim Chief Financial Officer	2023	162,000	-	-	-		-		162,000

Christopher Chapman, M.D.(5)	2024	269,231	-	-	-		151,154		420,385
Former President, Chief Medical Officer	2023	464,703	200,000	-	2,218,565	(7)	1,058		2,884,326

Adam Kaplin, M.D., PhD(6)	2024	76,112	-	-	-		2,019		78,131
Former Chief Scientific Officer	2023	250,000	100,000		235,245	(8)	8,750		593,995

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of option awards granted during the fiscal year ended December 31, 2024, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification (“FASB ASC”) Topic 718 for share-based compensation transactions.
(2)	This column reflects the matching contribution paid to participants of the TNF Pharmaceuticals, Inc. 401(k) PS Plan (the “401(k) Plan”) and amounts paid for personal time off and severance of separated employees.
(3)	Dr. Glass was appointed President and Chief Medical Officer of TNF effective June 13, 2024. For further information regarding the terms of Dr. Glass’ employment, see the section below titled “Narrative Disclosure to Summary Compensation Table-Employment of Mitchell Glass, M.D.”
(4)	Ian Rhodes serves as our interim Chief Financial Officer on the terms of a CFO Consulting Agreement, dated July 21, 2020, between the Company and Brio Financial Group. For further information regarding the terms of Mr. Rhodes’ employment, see the section below titled “Narrative Disclosure to Summary Compensation Table-Employment of Ian Rhodes.”
(5)	Dr. Chapman was appointed President and Chief Medical Officer of TNF effective April 16, 2021. Prior to the Merger, Dr. Chapman served as the President and Chief Medical Officer of MyMD Florida effective November 1, 2020. On June 14, 2024, Dr. Chapman resigned from his position as President, Chief Medical Officer and member of the board of directors of the Company. Dr. Glass is not entitled to any additional compensation for his service as President and Chief Medical Officer.
(6)	Dr. Kaplin was appointed Chief Scientific Officer of TNF effective April 16, 2021. Prior to the Merger, Dr. Kaplin served as Chief Scientific Officer of MyMD Florida effective December 18, 2020. On April 15, 2024, Dr. Kaplin resigned from his role as an officer of the Company. For further information regarding the terms of Dr. Kaplin’s employment, see the section below titled “Narrative Disclosure to Summary Compensation Table-Employment of Adam Kaplin, M.D., Ph.D.”
(7)	On April 4, 2023, the Company granted 25,000 non-qualified stock options, on June 7, 2023, the Company granted 10,000 non-qualified stock options, and on September 6, 2023, the Company granted 33,334 non-qualified stock options to Dr. Chapman. Pursuant to the Chapman Severance Agreement (as defined herein), such options accelerated upon Dr. Chapman’s resignation and Dr. Chapman was provided with three months following his resignation to exercise such options. Such options were not exercised within the prescribed period and, accordingly, were forfeited.
(8)	On June 7, 2023, the Company granted 5,000 non-qualified stock options to Dr. Kaplin.
(9)	Dr. Glass has served as a member of the Board of Directors since April 8, 2024. Dr. Glass’ board fees totaled $6,500 for the year ended December 31, 2024.

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Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with certain of our NEOs.

Employment of Chris Chapman, M.D.

Pre-Merger Employment Agreement

Effective November 1, 2020, MyMD Florida and Dr. Chapman entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated December 18, 2020, that certain Second Amendment to Employment Agreement dated January 8, 2021, and that certain Third Amendment to Employment Agreement dated February 11, 2021 (such agreement, as amended, the “Chapman Employment Agreement”), pursuant to which Dr. Chapman was appointed President and Chief Medical Officer of MyMD Florida. Under the Chapman Employment Agreement, Dr. Chapman was entitled to an annual base salary of $165,000, payable monthly. Dr. Chapman was also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Chapman Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Chapman upon achievement of all specified Bonus Events was $800,000. In addition, Dr. Chapman was eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. Pursuant to and on the effective date of the Chapman Employment Agreement, Dr. Chapman was also granted options to purchase 250,000 shares of MyMD Florida Common Stock, at an exercise price of $1.00 per share, which was subsequently adjusted to options to purchase 3,215 shares of the Company’s Common Stock at an exercise price of $77.10 in connection with the Merger and reverse stock split of the Company’s Common Stock. Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (as amended, the “MyMD Florida Incentive Plan”) (the practical effect of which makes the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Chapman during the term of employment under the Chapman Employment Agreement.

Dr. Chapman’s employment with MyMD Florida pursuant to the Chapman Employment Agreement commenced as of the effective date of the Chapman Employment Agreement and was to continue for a period of two years, unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Chapman’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Chapman his monthly base salary for a period of three months following the date that notice of termination of employment is provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Chapman under the Chapman Employment Agreement.

The Chapman Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

On August 2, 2020, Dr. Chapman received a discretionary grant of options to purchase 200,000 shares of MyMD Florida Common Stock, at an exercise price of $1.00 per share which was subsequently adjusted to options to purchase 2,572 shares of Common Stock at an exercise price of $77.10 in connection with the Merger and reverse stock split of the Company’s Common Stock. All such options vested immediately upon grant. The options had an original term of ten years from the date of grant, subject to certain events described in the applicable award agreement, including Dr. Chapman’s, death, disability, retirement or an “Event of Cause” (as defined in the applicable award agreement). In connection with the Merger Agreement, certain terms of such options were amended. These options expired on April 16, 2023.

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Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Dr. Chapman to the position of President and Chief Medical Officer of the Company pursuant to the terms of the Chapman Employment Agreement.

On November 24, 2021, the Company and Dr. Chapman entered into a Fourth Amendment to the Chapman Employment Agreement (the “Fourth Amendment”). The Fourth Amendment provided that certain performance criteria applicable to Dr. Chapman’s bonus compensation under the Chapman Employment Agreement would be waived and deemed to have been achieved, and that Dr. Chapman would be entitled to a bonus payment of $100,000 as a result. On August 30, 2022, the Company and Dr. Chapman entered into a Fifth Amendment to the Chapman Employment Agreement to amend one of the performance criteria under the Chapman Employment Agreement, upon the achievement of which by the Company Dr. Chapman would be entitled to an additional bonus payment of $100,000. On February 1, 2023, the Company and Dr. Chapman entered into the Sixth Amendment to the Chapman Employment Agreement providing for Dr. Chapman’s annual base salary to be set at $310,000, effective retroactively to January 1, 2023, and on September 8, 2023, the Company and Dr. Chapman entered into a Seventh Amendment to the Chapman Employment Agreement providing for Dr. Chapman’s annual base salary to be set at $500,000, effective retroactively to January 1, 2023.

November 2023 Amendment

Effective November 13, 2023, the Company entered the Eighth Amendment to the employment agreement of Dr. Chapman providing for Dr. Chapman’s annual base salary to be adjusted from five hundred thousand dollars ($500,000) (the “Full Base Salary”) to two hundred fifty thousand dollars ($250,000) in cash per annum, until payment of his Full Base Salary would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion. The amendment further provided that the remaining $250,000 of base salary per annum (the “Deferral Amount”) shall be deferred until payment of the Deferral Amount would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time the Deferral Amount may be paid, at Dr. Chapman’s election, in shares of Common Stock or in cash.

Separation

Effective June 14, 2024, the Company entered into a general release and severance agreement with Dr. Chapman (“Chapman Severance Agreement”). Pursuant to the Chapman Severance Agreement, Dr. Chapman was entitled to (i) payment in the amount of $125,000, less all lawful and authorized withholdings and deductions, to be paid in three (3) equal monthly installments, (ii) a one-time payment equal to $25,000, less all lawful and authorized withholdings and deductions, (iii) reimbursement for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for a period of up to three (3) months, and (iv) acceleration of certain unvested options granted to Dr. Chapman pursuant to those certain non-qualified stock option agreements, dated April 4, 2023 and June 7, 2023.

Employment of Adam Kaplin, M.D., Ph.D.

Pre-Merger Employment Agreement

Effective December 18, 2020, MyMD Florida and Dr. Kaplin entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated February 11, 2021 (such agreement, as amended, the “Kaplin Employment Agreement”), pursuant to which Dr. Kaplin was appointed Chief Scientific Officer of MyMD Florida. Under the Kaplin Employment Agreement, Dr. Kaplin was entitled to an annual base salary of $250,000, payable monthly. Dr. Kaplin was also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Kaplin Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Kaplin upon achievement of all specified Bonus Events is $800,000. In addition, Dr. Kaplin was eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. On the effective date of the Kaplin Employment Agreement, Dr. Kaplin received a signing bonus in the form of a lump-sum cash payment in the amount of $100,000 and was also granted options to purchase 400,000 shares of MyMD Florida Common Stock, at an exercise price of $1.00 per share. (After giving effect to the Exchange Ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 5,145 shares of the Company’s Common Stock at an exercise price of $77.10 per share) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Kaplin during the term of employment under the Kaplin Employment Agreement.

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Dr. Kaplin’s employment with MyMD Florida pursuant to the Kaplin Employment Agreement commenced on December 18, 2020, and was to continue for a term of two years unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Kaplin’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Kaplin his monthly base salary for a period of three months following the date that notice of termination of employment is provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Kaplin under the Kaplin Employment Agreement.

The Kaplin Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Dr. Kaplin to the position of Chief Scientific Officer of the Company pursuant to the terms of the Kaplin Employment Agreement.

On November 24, 2021, the Company and Dr. Kaplin entered into a Second Amendment to the Kaplin Employment Agreement which provided that certain performance criteria applicable to Dr. Kaplin’s bonus compensation under the Kaplin Employment Agreement would be waived and deemed to have been achieved, and that Dr. Kaplin would be entitled to a bonus payment of $100,000 as a result. On August 30, 2022, the Company and Dr. Kaplin entered into a Third Amendment to the Kaplin Employment Agreement to amend one of the performance criteria under the Kaplin Employment Agreement, upon the achievement of which by the Company Dr. Kaplin would be entitled to an additional bonus payment of $100,000.

November 2023 Amendment and Resignation

Effective November 13, 2023, the Company entered into an amendment to the employment agreement of Dr. Adam Kaplin providing that Dr. Kaplin’s employment shall have an initial term of four months, which the parties may mutually agree to extend for additional consecutive terms of one month each. The amendment further provided that, in the event of termination without cause by the Company prior to the end of the initial term, Dr. Kaplin would receive his monthly base salary through the end of the initial term. The amendment further provided that all outstanding and unvested shares granted pursuant to the non-qualified stock option agreement, dated June 7, 2023, between the Company and Dr. Kaplin shall accelerate upon the termination of Dr. Kaplin’s employment. Dr. Kaplin’s amendment further provided that, in the event of a termination for any reason prior to the end of the first renewal term following the end of the initial term, the Company would continue to cover the costs of Dr. Kaplin’s health insurance coverage through the end of the first renewal term, subject to the execution and timely return of a release. The initial term ended on March 12, 2024, and the term of Dr. Kaplin’s employment agreement was not extended. Dr. Kaplin served as the Company’s Chief Scientific Officer and received a salary of $125,000 per annum and benefits without an employment agreement until he tendered his resignation from such role effective April 15, 2024.

Employment of Ian Rhodes

On July 21, 2020, the Company entered into a CFO Consulting Agreement (the “Consulting Agreement”) with Brio Financial Group (“Brio”), pursuant to which, Brio would provide an Interim Chief Financial Officer for the Company. Effective as of January 29, 2021, the Company appointed Ian Rhodes as its interim Chief Financial Officer. Pursuant to the Consulting Agreement, the Company paid Brio an initial retainer fee of $7,500 and paid a fixed monthly payment of $13,500. The Consulting Agreement also provided that the Company would be billed for travel and other out-of-pocket costs. The Consulting Agreement expired on June 30, 2021. Since that time, Mr. Rhodes has continued to serve as the Company’s interim Chief Financial Officer under the same terms set forth in the Consulting Agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our Named Executive Officers and which remain outstanding as of December 31, 2024:

Named Executive Officer	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date(1)	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Mitchell Glass, M.D.	-		-	-	-	-	-
President, Chief Medical Officer

Ian Rhodes, CPA	-		-	-	-	-	-
Interim Chief Financial Officer

Christopher Chapman, M.D.	25,000	(1)	-	$46.50	4/4/2028	-	$-
Former President, Chief Medical Officer	10,000	(2)	-	49.80	6/7/2033	-	-

Adam Kaplin, M.D., PhD	1,667	(2)	-	49.80	6/7/2033	-	-
Former Chief Scientific Officer

(1)	Granted April 4, 2023. One third of the options awarded on such date vest immediately, one third vest on the first anniversary date of the grant date, and one third vest on the second anniversary of the grant date. Pursuant to the terms of the Separation Agreement, dated as of June 14, 2024, by and between the Company and Dr. Chapman (the “Separation Agreement”), in connection with Dr. Chapman’s resignation from his position as President, Chief Medical Officer and member of the board of directors of the Company, the vesting of such options accelerated and Dr. Chapman had until September 14, 2024, to exercise such options. Such options were not exercised and were forfeited.

(2)	Granted June 7, 2023. One third of the options awarded on such date vest immediately, one third vest on the first anniversary date of the grant date, and one third vest on the second anniversary of the grant date. Pursuant to the Separation Agreement, the vesting of such options accelerated and Dr. Chapman had until September 14, 2024, to exercise such options. Such options were not exercised and were forfeited.

Pay Versus Performance

As required by the pay versus performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” (“CAP”) to NEOs, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.

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Pay Versus Performance Table

The following table provides the information required to be disclosed for our NEOs for each of the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022 along with the financial information required to be disclosed for each fiscal year. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for the Principal Executive Officer (“PEO”) (Current) (1) ($)	CAP to PEO (Current) (2)(3) ($)	Summary Compensation Table Total for PEO (Former) (1) ($)	CAP to PEO (Former) (2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (4) ($)	Average CAP to Non-PEO NEOs (3)(4) ($)	Value of Initial Fixed $100 Investment based on Total Stockholder Return (“TSR”) (5) ($)	Net (Loss) Income (6) ($)
2024	$175,833	$175,833	$420,231	$(1,100,241)	$120,066	$94,166	29	$(27,161,219)
2023	2,884,326	(6,400,989)	-	-	444,756	(2,041,030)	195	(8,218,163)
2022	261,827	(4,105,250)	-	-	234,657	-	29	(15,197,336)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2022, 2023 and 2024 fiscal years for the persons who served as our PEO for the applicable year. Effective April 16, 2021, Dr. Christopher Chapman was appointed as President and Chief Medical Officer, and since such date and until June 14, 2024, has performed the duties of PEO. Effective June 13, 2024, Dr. Glass was appointed as President and Chief Medical Officer. Dr. Glass’ compensation information for 2023 and 2022 is not included because he did not serve as our PEO during 2022 or 2023. For additional information, see “Executive Compensation-Summary Compensation Table.”

(2)	The dollar amounts reported in this column represent the amount of “CAP” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K.

(3)	The following table reflects the adjustments made to compute CAP for each applicable year:

Calculation of Compensation Actually Paid

For the Years Ending December 31 2024, 2023, and 2022

	2024			2023		2022
	PEO	Former PEO	Non-PEO NEOs	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs
	($)	($)	($)	($)	($)	($)	($)
Summary Compensation Table Total	175,833	420,231	240,131	2,884,326	1,334,268	261,627	541,972
Adjustments
Stock Awards	-	-	-	(2,218,565)	(470,490)	-	-
Fair Value of Equity Awards
Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year.	-	-	-	440,305	51,800	-	-
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year.	-	-	-	(7,047,900)	(6,264,878)	(4,367,077)	(5,064,861)
Fair Value on Vesting Date of Equity Awards Granted and Vested in the Covered Year	-	-	-	553,500	166,000	-	-
Change in Fair Value of Prior Year Equity Awards Vested in the Covered Year	-	(1,080,167)	-	(462,850)	(140,100)	-	-
Year-End Fair Value in the Prior Year of Equity Awards Granted in any Prior Year that are Forfeited or Expired During the Covered Year	-	(440,305)	(51,800)	(549,805)	(799,688)	-	-
Dollar Value of Dividends or Other Earnings Paid on Stock or Option Awards in the Covered Year Prior to the Vesting Date If Not Otherwise Reflected	-	-	-	-	-	-	-
Total Adjustments for Fair Value of Equity Awards	-	(1,520,472)	(51,800)	(7,066,750)	(6,986,867)	(4,367,077)	(5,064,861)
Compensation Actually Paid	175,833	(1,100,241)	188,331	(6,400,989)	(6,123,089)	(4,105,250)	(4,522,889)

(4)	The dollar amounts reported in this column represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs in each applicable year were Ian Rhodes and Dr. Adam Kaplin, as applicable. Effective November 14, 2024, Dr. Adam Kaplin resigned as a Non-PEO NEO. Dr. Kaplin’s compensation information for 2022 and 2023 is included in this table as a former Non-PEO NEO in accordance with Item 402(v) of Regulation S-K.

(5)	The amounts reported in this column reflect our cumulative TSR, assuming an initial fixed $100 investment in the Company for the period starting January 1, 2022 through the end of each listed fiscal year. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2022, 2023 or 2024.

(6)	The dollar amounts reported in this column represent the amount of net loss attributable to the Company’s stockholders as reflected in our consolidated audited financial statements for each applicable year.

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Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our net loss during the three most recently completed fiscal years.

PEO, Former PEO and Average NEO Compensation Actually Paid Versus Company Net Loss
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
(6,000)
(7,000)
Compensation Actually Paid ($ Thousands)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
Company Net Loss ($ Thousands)
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Compensation Actually Paid to Former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Net Loss

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Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

PEO, Former PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
(6,000)
(7,000)
250
200
150
100
50
-
Company TSR ($)
2022
2023
Fiscal Year
Compensation Actually Paid to PEO
Compensation Actually Paid to Former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Timing of Certain Equity Awards

We do not have any policies and practices on the timing of awards of stock options or other equity grants in relation to the disclosure of material nonpublic information. The Company grants stock options based on timelines in the normal course of business independent of the occurrence of these types of events (e.g., at a pre-established dates, such as on an employee’s start date, at board of director meetings held once each year and following annual performance reviews). During the last completed fiscal year, we did not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock and did not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Equity Compensation Plans

2021 Equity Incentive Plan

Pursuant to the Merger Agreement, at the effective time of the Merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Company’s stockholders on April 15, 2021. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards which may be granted singly, in combination or in tandem, and which may be paid in cash or shares of Common Stock. At the effective time of the Merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 240,940 shares. On November 25, 2025, the Company’s stockholders approved the First Amendment to the 2021 Plan to increase the aggregate number of shares of the Company’s Common Stock available for the grant of awards under the 2021 Plan to a total of 2,500,000 shares of Common Stock. As of December 31, 2024, 2,349,184 shares remain available for issuance under the 2021 Plan.

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Purpose. The purpose of the 2021 Plan is to enable the Company to remain competitive and innovative in its ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of its subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of the Company’s Common Stock. The 2021 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by the Company’s Board of Directors on March 18, 2021 (the “Plan Effective Date”) and approved by the Company’s stockholders on April 15, 2021. The 2021 Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by the Company’s Board of Directors. No awards may be made under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. At the effective time of the Merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 240,940 shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of the Company’s Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2021 Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. If an award under the 2021 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2021 Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the 2021 Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the 2021 Plan. Only shares forfeited back to the Company or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2021 Plan but shall not increase the maximum number of shares described above as the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to incentive stock options.

Administration. The 2021 Plan is administered by the compensation committee of the Board or such other committee of the board as is designated by it to administer the 2021 Plan (the “2021 Plan Administration Committee”). If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the 2021 Plan Administration Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. At any time there is no 2021 Plan Administration Committee to administer the 2021 Plan, any reference to the 2021 Plan Administration Committee is a reference to the Board.

The 2021 Plan Administration Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan as well as any sub-plans for awards to be made to eligible award recipients who are not resident in the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The 2021 Plan Administration Committee may delegate certain of its duties to one or more of the Company’s officers as provided in the 2021 Plan. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to an award recipient subject to the reporting requirements of Section 16 of the Exchange Act shall be performed solely by the 2021 Plan Administration Committee.

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Upon the adoption of the 2021 Plan, awards granted under the 2018 Plan (as defined below) remained in full force and effect under the terms and conditions of the 2018 Plan and in accordance with each award’s respective terms.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the Company’s successful performance, are eligible to participate in the 2021 Plan. As of December 31, 2024, the Company had 2 employees, 5 contractors, and 4 non-employee directors who would be eligible for awards under the 2021 Plan.

Stock Options. The 2021 Plan Administration Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that the 2021 Plan Administration Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company shares of the Company’s Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that Company withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the 2021 Plan Administration Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

Stock Appreciation Rights. The 2021 Plan Administration Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2021 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the 2021 Plan Administration Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

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Restricted Stock and Restricted Stock Units. The 2021 Plan Administration Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the 2021 Plan Administration Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the 2021 Plan Administration Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The 2021 Plan Administration Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions and conditions. Except as otherwise provided in the 2021 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon, provided that (i) any dividends with respect to such a restricted stock award may be withheld by the Company for the participant’s account until such award is vested, subject to such terms as determined by the 2021 Plan Administration Committee, and (ii) any dividends so withheld by the Company and attributable to any particular restricted stock award shall be distributed to such participant in cash or, at the discretion of the 2021 Plan Administration Committee, in shares of the Company’s Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon vesting of the award. If, however, such restricted stock award is forfeited, the participant’s rights as to such dividends will also be forfeited.

Performance Awards. The 2021 Plan Administration Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to the Company’s Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The 2021 Plan Administration Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the 2021 Plan Administration Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the 2021 Plan Administration Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the 2021 Plan Administration Committee deems satisfactory, the 2021 Plan Administration Committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2021 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to shareholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the 2021 Plan Administration Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis sections of the Company’s annual report and definitive proxy statement, as applicable.

Other Awards. The 2021 Plan Administration Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of the Company’s Common Stock, if the 2021 Plan Administration Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The 2021 Plan Administration Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan. If the 2021 Plan Administration Committee imposes conditions upon vesting, then, subsequent to the date of grant, the 2021 Plan Administration Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The 2021 Plan Administration Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the 2021 Plan Administration Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The 2021 Plan Administration Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the 2021 Plan Administration Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, the Company may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the 2021 Plan Administration Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the 2021 Plan Administration Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

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Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the 2021 Plan Administration Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limit under the 2021 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the 2021 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2021 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2021 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2021 Plan and any awards under the 2021 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2021 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2021 Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The 2021 Plan Administration Committee may not, without the approval of our stockholders, “reprice” any stock options or SARs. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its option price or exercise price, respectively; (ii) cancelling a stock option or SAR at a time when its option price or exercise price, respectively, exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an option price or exercise price that is less than the option price or exercise price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles.

MyMD Florida Pre-Merger Plan

In 2016, pre-Merger MyMD Florida adopted the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”). The MyMD Florida Incentive Plan provided for the issuance of up to 50,000,000 shares of pre-Merger MyMD Florida Common Stock. As of December 31, 2023, options to purchase 0 shares of Company Common Stock have been issued pursuant to the plan and 0 shares of Company Common Stock remain available for issuance.

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Pursuant to the Merger Agreement, effective as of the effective time of the Merger, the Company assumed pre-Merger MyMD Florida’s Second Amendment to Amended and Restated 2016 Stock Incentive Plan (collectively with the 2016 Plan, the “MyMD Florida Incentive Plan”), assuming all of pre-Merger MyMD Florida’s rights and obligations with respect to the options issued thereunder (except that the term of the option will be amended to expire on the second-year anniversary of the effective time of closing). The assumed pre-Merger MyMD Florida’s options became a number of shares of Company Common Stock equal to the product of (a) the number of shares of MyMD Florida Common Stock subject to such option, multiplied by (b) the Exchange Ratio and rounding the resulting number down to the nearest whole share of Company Common Stock, at an exercise price per share of Company Common Stock equal to the quotient of (i) the exercise price per share of MyMD Florida Common Stock subject to such option immediately prior to the effective time of the merger divided by (ii) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent, and then subsequently adjusted for the reverse stock split of the MyMD Florida Common Stock. Upon the closing of the Merger, the Company assumed all of pre-Merger MyMD Florida’s rights and obligations under pre-Merger MyMD Florida stock options that were outstanding immediately prior to the effective time of the Merger, and no additional awards can be issued under the MyMD Florida Incentive Plan.

The MyMD Florida Incentive Plan authorized the grant of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, and other stock-based awards, or a combination of the foregoing. MyMD Florida granted only incentive stock options and non-qualified stock options under the plan.

Authorized Shares. A total of 50,000,000 shares of pre-Merger MyMD Florida Common Stock were authorized for the grant of awards under the MyMD Florida Incentive Plan.

Plan Administration. The MyMD Florida Incentive Plan was administered by the MyMD Florida board of directors. The MyMD Florida board had the authority to grant awards under the plan and to adopt, amend, and repeal such administrative rules, guidelines, and practices relating to the plan as it deemed advisable. The MyMD Florida board had the authority to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid, and the other terms and provisions of each award, which need not be identical. The MyMD Florida board had the power to construe and interpret the MyMD Florida Incentive Plan and awards granted under it. All decisions, determinations and interpretations by the MyMD Florida board regarding the plan were to be final, binding and conclusive on all participants or other persons claiming rights under the plan or any award.

Options. Options granted under the MyMD Florida Incentive Plan could (i) either be “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options,” and (ii) become vested upon such conditions as were determined by the MyMD Florida board. Such vesting could be based on continued service to MyMD Florida over a certain period, the occurrence of certain performance milestones, or other criteria as determined by the MyMD Florida board. Options granted under the MyMD Florida Incentive Plan could be subject to different vesting terms. Options could not have an exercise price per share of less than 100% of the fair market value of a share of MyMD Florida Common Stock on the date of grant or a term longer than 10 years. To the extent provided by the terms of an option, a participant could satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing MyMD Florida to withhold a portion of the stock otherwise issuable to the participant upon exercise, or by such other method as may be set forth in the option agreement or authorized by the MyMD Florida board. The treatment of options under the MyMD Florida Incentive Plan upon a participant’s termination of employment with or service to MyMD Florida was set forth in the applicable award agreement, which typically provided that the options would terminate 24 months after a termination of employment or service. In connection with the Merger Agreement, on November 10, 2020, MyMD Florida amended each of the option grant award agreements noted above to, among other things, revise the term of exercisability of such option to expire on the earlier of (i) the 10th anniversary of the date of grant or (ii) the second anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan. Accordingly, the term of each such option was amended to expire on the second anniversary of the effective date of the Merger. Incentive stock options are not transferable except by will or by the laws of descent and distribution. Non-qualified stock options are transferable to certain permitted transferees (as provided in the MyMD Florida Incentive Plan) to the extent included in the option award agreement.

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Restricted Stock and Restricted Stock Unit Awards. Subject to certain limitations, the MyMD Florida board was authorized to grant awards of restricted stock and restricted stock units, which are rights to receive shares of MyMD Florida Common Stock or cash, as determined by the MyMD Florida board and as set forth in the applicable award agreement, upon the settlement of the restricted stock units at the end of a specified time. The MyMD Florida board could impose any restrictions or conditions upon the vesting of restricted stock or restricted stock unit awards, or that would provide for a delay in the settlement of a restricted stock unit award after it vests, that the committee deemed appropriate and in accordance with the requirements of Section 409A of the Code. Dividend equivalents could be credited in respect of shares covered by a restricted stock or a restricted stock unit award, as determined by the MyMD Florida board. At the discretion of the MyMD Florida board, such dividend equivalents could be converted into additional shares covered by restricted stock or restricted stock units, as applicable. If a restricted stock or restricted stock unit award recipient’s employment or service relationship with MyMD Florida terminated, any unvested portion of the restricted stock or restricted stock unit award would be forfeited, unless the participant’s award agreement provided otherwise. Restricted stock and restricted stock unit awards are generally not transferable except (i) by will or by the laws of descent and distribution or (ii) to certain permitted transferees, to the extent provided in the award agreement.

Other Stock-Based Awards. The MyMD Florida Incentive Plan authorized the grant of other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of MyMD Florida Common Stock or other property, including awards entitling recipients to receive shares of MyMD Florida Common Stock to be delivered in the future.

Certain Adjustments; Reorganization Events. In connection with any stock split, reverse stock split, stock dividend, dividend in property other than cash, recapitalization, share combination, share reclassification, spin-off, or other similar change in capitalization or event, the MyMD Florida board would equitably adjust the type(s), class(es) and number of shares of stock subject to the MyMD Florida Incentive Plan, and any outstanding awards would also be appropriately adjusted as to the type(s), class(es), number of shares and exercise price per share of Common Stock subject to such awards.

In the event of a “Reorganization Event” (as defined in the MyMD Florida Incentive Plan) such as certain mergers or consolidations, the MyMD Florida board could take any one or more of the following actions as to all or any (or any portion of) outstanding awards on such terms as the board determines: (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of MyMD Florida Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of MyMD Florida Common Stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the acquisition price in the Reorganization Event over (II) the exercise price of such award and any applicable tax withholdings, in exchange for the termination of such award, (v) provide that, in connection with a liquidation or dissolution of MyMD Florida, awards shall convey into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of above actions, the MyMD Florida board would not be obligated by the MyMD Florida Incentive Plan to treat all awards of the same type identically.

Amendment, Termination. The MyMD Florida board could amend, alter, suspend, discontinue, or terminate the MyMD Florida Incentive Plan, provided that no such amendment would adversely affect the rights of any participant without the participant’s consent. The MyMD Florida Incentive Plan will terminate in 2026, unless earlier terminated earlier by the Company.

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Company Pre-Merger Plans

On December 21, 2016, the stockholders approved, and the Company adopted the 2016 Stock Incentive Plan (the “2016 Plan”). The 2016 Plan provides for the issuance of up to 1,666,667 shares of the Company’s common stock. As of December 31, 2024, grants of options to purchase 0 shares of Common Stock have been issued pursuant to the 2016 Plan, and 0 shares of Common Stock remain available for issuance.

On August 7, 2017, the stockholders approved, and the Company adopted the 2017 Stock Incentive Plan (“2017 Plan”). The 2017 Plan provides for the issuance of up to 118 shares of the Company’s Common Stock. The purpose of the 2017 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and our parents, subsidiaries and affiliates whose contributions are essential to the growth and success of our business. As of December 31, 2024, grants of restricted stock and options to purchase totaling 93 shares of Common Stock have been issued pursuant to the 2017 Plan and as of December 31, 2024, 25 shares of Common Stock remain available for grants under the 2017 Plan. The 2017 Plan provides for the issuance of shares of the Company’s Common Stock through the grant of non-qualified options, incentive options, restricted stock and unrestricted stock to directors, officers, consultants, attorneys, advisors, and employees.

On December 7, 2018, the stockholders approved, and we adopted the 2018 Stock Incentive Plan (the “2018 Plan”) and on August 27, 2020, the stockholders approved, and we adopted an amendment to the plan to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2018 Plan by an additional 17,366 shares. The 2018 Plan, as amended, provides for the issuance of up to 18,670 shares of the Company’s Common Stock. The purpose of the 2018 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and to promote the success of our business. As of December 31, 2024, grants of RSUs to purchase 8,769 shares of Common Stock had been issued pursuant to the 2018 Plan, and 9,901 shares of Common Stock remained available for issuance. The 2018 Plan provides for the issuance of shares of the Company’s Common Stock through the grant of options, restricted stock, stock appreciation rights, other stock-based awards, performance compensation awards to directors, officers, consultants, advisors, and employees. In addition, the 2018 Plan provides the Compensation Committee of the Board with discretion to accelerate the vesting and exercisability of outstanding awards upon the occurrence of a change of control (as defined in the 2018 Plan).

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under the 2013 Plan, the 2016 Plan, the 2017 Plan the 2018 Plan, and the 2021 Plan (collectively, the “Equity Compensation Plans”) as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	59,838	$49.03	2,399,943
Equity compensation plans not approved by security holders	-	-	-
Total	59,838	$49.03	2,399,943

(1)	Represents shares available for issuance under the Equity Compensation Plans.

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Audit Committee Matters

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Stephano Slack LLC was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2024, and the former independent auditor’s report on those financial statements, with management and with our former independent auditor for the year ended December 31, 2023, Morison Cogen LLP (“Morison Cogen”).

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Stephano Slack LLC matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Stephano Slack LLC to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Stephano Slack LLC was independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2024, that was filed with the SEC.

AUDIT COMMITTEE

Bill J White, Chairman
Joshua Silverman
Jude Uzonwanne

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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 Proposal 2: THE Auditor Ratification Proposal

The Audit Committee of the Board has selected Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Stephano Slack LLC are not expected to be present at the Annual Meeting.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2024, on September 30, 2024, in conjunction with its exit from providing audit services to publicly traded companies, Morison Cogen resigned from its role as independent registered public accounting firm for the Company. On October 3, 2024, the Audit Committee engaged Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, effective immediately.

The reports of Morison Cogen’s on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Morison Cogen’s report on the consolidated financial statements of the Company as of December 31, 2023 and 2022 and for each of the years then ended, contained a separate paragraph stating, “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has experienced net losses and negative cash flows from operations for the years ended December 31, 2023 and 2022, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years, ended December 31, 2023 and December 31, 2022, and the subsequent interim period through September 30, 2024, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Morison Cogen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morison Cogen, would have caused Morison Cogen to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through September 30, 2024, neither the Company nor anyone on its behalf has consulted with Stephano Slack LLC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Stephano Slack LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Stockholder ratification of the selection of Stephano Slack LLC as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Stephano Slack LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Stephano Slack LLC. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

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Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Morison Cogen, our former independent registered public accounting firm, for professional services rendered in the years ended December 31, 2024 and 2023. On September 30, 2024, in conjunction with its exit from providing audit services to publicly traded companies, Morison Cogen resigned from its role as our independent registered public accounting firm. On October 3, 2024, the Audit Committee engaged Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ended December 31, 2024, effective as of such date. Fees for year ended December 31, 2024, consisted of payments to Morison Cogen LLP and Stephano Slack LLC of $188,158 and $42,071, respectively. The percentage of services set forth above in the category audit related fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit) was 100%.

	2024	2023
Audit Fees	$215,929	$150,492
Audit-Related Fees	-	-
Tax Fees	14,300	14,300
All Other Fees	-	-
TOTAL	$230,229	$169,136

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by Morison Cogen and Stephano Slack, LLC, other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee pre-approves the proposed services, including the nature, type and scope of services contemplated and the related fees to be rendered by our independent registered public accounting firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

All of the services rendered by Morison Cogen and Stephano Slack LLC in 2024 were pre-approved by the Audit Committee.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have no effect on the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

The Board unanimously recommends that you vote “FOR” the Auditor Ratification Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy CARD.

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PROPOSAL NO. 3 - THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

The Company’s Certificate of Incorporation (as amended, the “Charter”) currently authorizes the Company to issue a total of 300,000,000 shares of capital stock, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

On March 17, 2025, the Company received a letter from the Listing Qualifications Department of Nasdaq indicating that, based upon the closing bid price of the Company’s Common Stock for the 30 consecutive business days between January 30, 2025, to March 14, 2025, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until September 15, 2025 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). In order to regain compliance with Nasdaq’s minimum bid price requirement, the Company’s Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period. In the event the Company does not regain compliance by the end of the Compliance Period, the Company may be eligible for an additional 180 calendar days to regain compliance. However, if it appears to Nasdaq that the Company will be unable to cure the deficiency Nasdaq will provide notice that the Company’s Common Stock will be subject to delisting. There can be no assurance that the Nasdaq staff would grant the Company’s request for continued listing subsequent to any delisting notification. In the event of such a notification, the Company may appeal the Nasdaq staff’s determination to delist its securities.

On April 10, 2025, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-100, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of the Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “- Determination of the Reverse Stock Split Ratio” and “- Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this Proxy Statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

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Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to comply with the Nasdaq Minimum Bid Price Rule. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

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The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock

In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding shares of preferred stock and warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

Each of (i) the Certificate of Designations of the Company’s Series F Preferred Stock (“Series F Certificate of Designations”) and the warrants issued concurrently with the Series F Preferred Stock (the “Series F Warrants”) pursuant to the Series F Purchase Agreement, (ii) the Certificate of Designations of the Company’s Series F-1 Preferred Stock (“Series F-1 Certificate of Designations”) and the warrants issued concurrently with the Series F-1 Preferred Stock (the “Series F-1 Warrants”) pursuant to the Series F-1 Securities Purchase Agreement, and (iii) the Certificate of Designations of the Company’s Series G Preferred Stock (“Series G Certificate of Designations” and, together with the Series F Certificate of Designations and the Series F-1 Certificate of Designations, the “Certificates of Designation”) and the warrants issued concurrently with the Series G Preferred Stock (the “Series G Warrants” and, together with the Series F Warrants and the Series F-1 Warrants, the “Warrants”) pursuant to the Series G Securities Purchase Agreement, contain provisions that require the reduction of the conversion price and exercise price of the Series F Preferred Stock, the Series F-1 Preferred Stock and Series G Preferred Stock and the Warrants, respectively, as then in effect, on the sixteenth (16th) trading day immediately following a reverse stock split if the “Event Market Price” is less than the conversion price or exercise price then in effect. The term “Event Market Price” is used in the Certificates of Designation and the Warrants to refer to, with respect to a reverse stock split, the quotient determined by dividing (x) the sum of the VWAP (as defined in the applicable Certificate of Designations and the applicable Warrants, respectively) of the Common Stock for each of the five (5) lowest trading days during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such reverse stock split, divided by (y) five (5), and, in the case of the Series F-1 Certificate of Designations, or the VWAP on any trading day prior to such period. The number of shares of Common Stock issuable upon exercise of the Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Warrants will remain the same following the reduction.

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Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the Nasdaq Minimum Bid Price Rule. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

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We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-100. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

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As of the Record Date, the Company had 7,392,565 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-100, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 3,696,283 shares and 73,926 shares, respectively.

We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the Record Date, there were 7,392,565 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under our 2021 Equity Incentive Plan (as amended, the “2021 Plan”), the MyMD Florida Incentive Plan, our 2017 Stock Incentive Plan (as amended, the “2017 Plan”) and our 2018 Stock Incentive Plan (as amended, the 2018 Plan” and, together with the 2021 Plan, the MyMD Florida Incentive Plan and the 2017 Plan, the “Plans”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Plans; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Plans; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the Plans, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Plans, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

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Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected alone by the Reverse Stock Split and will remain at 300,000,000 shares, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Pacific Stock Transfer Co., will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

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Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE
STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK
CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL
THEY ARE REQUESTED TO DO SO.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

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All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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PROPOSAL NO. 4  - SHARE INCREASE PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to our Charter to increase the number of authorized shares of Common Stock from 250,000,000 to 1,250,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting such increase in the number of authorized shares (the “Share Increase Amendment”) is attached to this Proxy Statement as Annex B.

We currently have a total of 300,000,000 shares of capital stock authorized under our Charter, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Secretary of State of the State of Delaware, which would have the effect of increasing the number of authorized shares of Common Stock from 250,000,000 to 1,250,000,000 and increasing the number of authorized shares of all classes of stock from 300,000,000 to 1,300,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

Pursuant to the Series F Purchase Agreement, we are obligated to reserve an amount of Common Stock at least equal to the sum of (i) 200% of the maximum number of Series F Conversion Shares issuable upon conversion of all of the Series F-1 Preferred Shares then outstanding (assuming for purposes hereof that (x) the Series F Preferred Shares are convertible at the Floor Price (as defined in the Series F Certificate of Designations) and (y) any such conversion shall not take into account any limitations on the conversion of the Series F Preferred Shares set forth in the Series F-1 Certificate of Designations), and (ii) the maximum number of Series F Warrant Shares issuable upon exercise of all the Series F Warrants then outstanding (without regard to any limitations on the exercise of the Series F Warrants set forth therein) (the “Series F Required Reserve Amount”).

Pursuant to the Series G Purchase Agreement, we are obligated to reserve an amount of Common Stock at least equal to the sum of (i) 200% of the maximum number of Series G Conversion Shares issuable upon conversion of all of the Series G Preferred Shares then outstanding (assuming for purposes hereof that (x) the Series G Preferred Shares are convertible at the initial Series G Conversion Price and (y) any such conversion shall not take into account any limitations on the conversion of the Series G Preferred Shares set forth in the Series G Certificate of Designations), and (ii) the maximum number of Series G Warrant Shares issuable upon exercise of all the Series G Warrants then outstanding (without regard to any limitations on the exercise of the Series G Warrants set forth therein) (the “Series G Required Reserve Amount”).

Pursuant to the Series F-1 Purchase Agreement, we are obligated to reserve an amount of Common Stock at least equal to the sum of (i) 200% of the maximum number of Series F-1 Conversion Shares issuable upon conversion of all of the Series F-1 Preferred Shares then outstanding (assuming for purposes hereof that (x) the Series F-1 Preferred Shares are convertible at the Floor Price (as defined in the Series F-1 Certificate of Designations) and (y) any such conversion shall not take into account any limitations on the conversion of the Series F-1 Preferred Shares set forth in the Series F-1 Certificate of Designations), and (ii) the maximum number of Series F-1 Warrant Shares issuable upon exercise of all the Series F-1 Warrants then outstanding (without regard to any limitations on the exercise of the Series F-1 Warrants set forth therein) (the “Series F-1 Required Reserve Amount,” and collectively with the Series G Required Reserve Amount and the Series F Required Reserve Amount, the “Required Reserve Amounts”).

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Given the number of shares of Common Stock that must be reserved by the Company to meet the Required Reserve Amounts, we currently do not have a sufficient number of authorized shares of Common Stock to pursue finance and corporate opportunities involving the sale and/or issuance of our Common Stock. Accordingly, we are seeking to increase the number of authorized shares of Common Stock in order to have a sufficient number of authorized shares for such financing and corporate opportunities after satisfying the Required Reserve Amounts. The Share Increase Amendment is intended to fulfill this goal.

The Board believes that unless we obtain approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares pursuant to awards under our equity incentive plan or in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

 Consequences of Not Approving this Proposal

If this proposal is not approved by our stockholders, we may not have enough shares to pursue future capital raising or other strategic transactions after (i) making payments due to the holders of the Series F Preferred Stock, Series F-1 Preferred Stock or Series G Preferred Stock or upon exercise of the applicable Warrants in the form of the applicable shares of Common Stock issuable upon conversion of the such preferred stock (“Conversion Shares”) or shares of Common Stock issuable upon exercise of the applicable Warrants (“Warrant Shares”) and (ii) satisfying the Required Reserve Amounts. If we are prevented from issuing the applicable Conversion Shares to the holder thereof due to having insufficient number of authorized and unreserved shares of Common Stock, in lieu of delivering such applicable Conversion Shares to such holder, we would be required to redeem such shares of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock at a price equal to the sum of (i) the product of (x) such number of applicable Conversion Shares as are unavailable for issue and (y) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date such holder delivers the applicable conversion notice to the Company and ending on the date of our issuance and payment to such holder and (ii) certain fees. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Additionally, if this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, unless we obtain approval for this proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, including in connection with issuances pursuant to the Certificates of Designation and the Warrants and future capital raising transactions or strategic transactions, such issuance may decrease existing stockholders’ percentage equity ownership and, depending upon the effective conversion price of the Series A Preferred Stock or exercise price of the Warrants, as the case may be, or the price of which they are issued, could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

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Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If this proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, ICIG, IMF, Pharmacyte, Scot Cohen, V4 Global LLC, Five Narrow Lane LP, Intracoastal Capital LLC, and the Hewlett Fund LP, each individually or as a group beneficially own more than 5% of our voting securities, and hold shares of the Series F Preferred Stock, Series F-1 Preferred Stock, Series G Preferred Stock and/or Warrants. As a result, such investors may not be unable exercise all of the Warrants and convert their preferred stock if this proposal is not approved by our stockholders.

Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2021 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Share Increase Amendment.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal. Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Share Increase Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE
PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 5 - THE PREFERRED STOCK PROPOSAL

Background of Proposal

Series F Preferred Stock

On February 21, 2023, the Company entered into the Series F Purchase Agreement, pursuant to which it agreed to sell an aggregate of 15,000 shares of Series F Preferred Stock, with a stated value of $1,000 per share.

The terms of the Series F Preferred Stock are as set forth in the Series F Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on April 8, 2024. The Series F Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 8, 2024, and is incorporated herein by reference.

The shares of Series F Preferred Stock are convertible into Common Stock at the election of the holder at any time at the Series F Conversion Price (as defined in the Series F Certificate of Designations). The Series F Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series F Conversion Price (subject to certain exceptions). The Series F Conversion Price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding shares of Series F Preferred Stock, subject to the rules and regulations of Nasdaq.

The holders of the Series F Preferred Stock are entitled to dividends of 10.0% per annum, compounded monthly, which are payable in cash or shares of Common Stock at the Company’s option, in accordance with the terms of the Series F Certificate of Designation. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Series F Certificate of Designations), shares of Series F Preferred Stock will accrue dividends at the rate of 15.0% per annum. Upon conversion or redemption, the holders of shares of Series F Preferred Stock are also entitled to receive a dividend make-whole payment. We are required to redeem the Series F Preferred Stock in equal monthly installments, commencing on July 1, 2023. The amortization payments due upon such redemption are payable, at the Company’s election, in cash, or subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Series F Conversion Price then in effect and (ii) the greater of (A) 80% of the average of the three lowest closing prices of the Company’s Series F Common Stock during the thirty trading day period immediately prior to the date the amortization payment is due or (B) a “Floor Price” of $6.60 (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events) or, in any case, such lower amount as permitted, from time to time, by the Nasdaq Stock Market.

Series F-1 Preferred Stock

On May 20, 2024, we entered into the Series F-1 Purchase Agreement, pursuant to which we agreed to sell an aggregate of 5,050 shares of Series F-1 Preferred Stock, with a stated value of $1,000 per share.

The terms of the Series F-1 Preferred Stock are as set forth in the Series F-1 Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on May 21, 2024. The Series F-1 Certificate of Designations was filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on May 23, 2024, and is incorporated herein by reference.

The shares of Series F-1 Preferred Stock are convertible into Series F-1 Conversion Shares at the election of the holder at any time at the Series F-1 Conversion Price (as defined in the Series F-1 Certificate of Designations). The Series F-1 Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series F-1 Conversion Price (subject to certain exceptions). The Series F-1 Conversion Price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding shares of Series F-1 Preferred Stock, subject to the rules and regulations of Nasdaq.

We are required to redeem the Series F-1 Preferred Stock in equal monthly installments, commencing on December 1, 2024. The amortization payments due upon such redemption are payable, at our election, in cash at 105% of the applicable Installment Redemption Amount (as defined in the Series F-1 Certificate of Designations), or subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Series F-1 Conversion Price then in effect and (ii) the greater of (A) 80% of the average of the three lowest closing prices of our Common Stock during the thirty consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or $0.364, in any case, such lower amount as permitted, from time to time, by the Nasdaq Capital Market, and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events, which amortization amounts are subject to certain adjustments as set forth in the Series F-1 Certificate of Designations.

The holders of the Series F-1 Preferred Stock are entitled to dividends of 10% per annum, compounded monthly, which are payable in arrears monthly in cash or shares of Common Stock at our option, in accordance with the terms of the Series F-1 Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Series F-1 Certificate of Designations), the Series F-1 Preferred Stock will accrue dividends at the rate of 15% per annum. Upon conversion or redemption, the holders of the Series F-1 Preferred Stock are also entitled to receive a dividend make-whole payment. The holders of the Series F-1 Preferred Stock are entitled to vote with holders of the Common Stock on as as-converted basis, with the number of votes to which each holder of Series F-1 Preferred Stock is entitled to be calculated assuming a conversion price of $2.253 per share, which was the Minimum Price applicable immediately before the execution and delivery of the Series F-1 Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Series F-1 Certificate of Designations.

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April 2025 Series F Certificate of Amendment

On April 8, 2025, the Company entered into an Omnibus Amendment Agreement with the Required Holders (as defined in the Series F Certificate of Designations and Series F-1 Certificate of Designations) (the “Omnibus Amendment Agreement”), pursuant to which, the Required Holders agreed to, among other things, (I) amend the Series F Certificate of Designations (the “April 2025 Series F Certificate of Amendment”) to (A) (i) extend the maturity date to June 30, 2025, and (ii) modify the schedule of Installment Dates (as defined in the Series F Certificate of Designations), in each case, effective as of December 31, 2024, and (B) as consideration of the foregoing, subject to obtaining the approval of the Company’s stockholders, effective January 1, 2025, increase the aggregate stated value of the Series F Preferred Stock outstanding to an amount equal to 110% of the aggregate stated value of the Series F Preferred Stock outstanding and (II) amend the Series F-1 Certificate of Designations to make certain amendments to the definition of “Excluded Securities.” The April 2025 Series F Certificate of Amendment was filed with the Secretary of State of the State of Delaware, effective as of April 8, 2025.

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the stated value of the Series F Preferred Stock and Series F-1 Preferred Stock from $1,000 per share to up to $1,250 per share to, among other things, fulfill the Company’s obligations under the Omnibus Amendment Agreement and to provide the Company with future flexibility to negotiate potential amendments to the terms of the Series F Preferred Stock and/or Series F-1 Preferred Stock that may enhance the Company’s long-term financial and strategic position. The ability to offer a higher stated value, when appropriate, would provide the Company with flexibility to engage constructively with the holders of the Series F Preferred Stock and/or Series F-1 Preferred Stock. This flexibility could facilitate mutually beneficial adjustments to existing terms, better align interests and help the Company manage its capital structure more efficiently. In doing so, it may support efforts to reduce near-term financial pressure, improve liquidity, and enhance the Company’s ability to pursue growth initiatives and other corporate objectives. We believe that amending the stated value to up to $1,250 per share provides us with the most flexibility to achieve the desired results.

If the Preferred Stock Proposal is approved by our stockholders, (i) pursuant to the April 2025 Series F Certificate of Amendment, the stated value of the Series F Preferred Stock will automatically increase to $1,100 per share, effective as of January 1, 2025, and (ii) the Board will have the ability to increase the Series F Preferred Stock and Series F-1 Preferred Stock stated value per share up to an amount not to exceed $1,250 per share. Notwithstanding the approval of the Preferred Stock Proposal by our stockholders, and subject to the receipt of any requisite consent of the applicable Required Holders, other than pursuant to the terms of the April 2025 Series F Certificate of Amendment, whereby the stated value of Series F Preferred Stock will automatically increase to $1,100 per share, the Board will have the sole authority to elect whether or not and when to (i) further amend the Series F Certificate of Designations to further increase the applicable stated value per share up to $1,250 per share or (ii) amend the Series F-1 Certificate of Designations to increase the stated value per share up to $1,250 per share. If the Preferred Stock Proposal is approved by our stockholders, the Board will make a determination as to whether further increasing and/or increasing the stated value of the applicable preferred stock is in the best interests of the Company and our stockholders. If the Board determines that it is in the best interests of the Company and its stockholders to (i) in the case of the Series F Preferred Stock, further increase the stated value above $1,100 per share up to $1,250 per share and (ii) in the case of the Series F-1 Preferred Stock, increase the applicable stated value above $1,000 per share up to $1,250, it will hold a Board meeting to determine the applicable amount of the stated value per share.

If the Preferred Stock Proposal is approved by the Company’s stockholders, the Company will have the authority to file future amendments to the Series F Certificate of Designations and/or Series F-1 Certificate of Designations with the Secretary of State of the State of Delaware to increase applicable stated values set forth in such certificates of designations, in each case, up to $1,250 per share, which amendments will become effective upon filing (provided, however, that such amendments are subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable).

Risks Associated with the Preferred Stock Proposal

The Preferred Stock Proposal May Not Achieve Our Objectives.

As noted above, the principal purpose of the Preferred Stock Proposal is to (i) effectuate the April 2025 Series F Certificate of Amendment and (ii) provide the Company with the flexibility to negotiate future potential amendments to the terms of the applicable preferred stock that may enhance the Company’s long-term financial and strategic position. However, there is no guarantee that the Board will be able to successfully negotiate future favorable amendments to the preferred stock terms and enhance the Company’s long-term financial and strategic position, even with the authority to increase the stated value, and we cannot assure you that the Preferred Stock Proposal will accomplish this objective for any meaningful period of time, or at all.

The Preferred Stock Proposal May Increase the Liquidation Preference.

The increase of the Series F Preferred Stock to $1,100 per share pursuant to the April 2025 Series F Certificate of Amendment and any future increase of the stated value of the Series F Preferred Stock and/or Series F-1 Preferred Stock increases the liquidation preference of such preferred shares proportionally. As a result, this could impact the amount of proceeds available to the holders of our Common Stock in a liquidation event.

The Preferred Stock Proposal May Lead to an Increase in Dilution to Holders of Our Common Stock.

Each share of the Series F Preferred Stock and Series F-1 Preferred Stock is entitled to receive cumulative dividends on the stated value per share. The dividends are payable in cash, out of any funds legally available for such purpose, or shares of Common Stock in the case of an Installment Conversion (as defined in each of the Series F Certificate of Designations and Series F-1 Certificate of Designations). The increase in the stated value of the applicable preferred stock will result in a greater number of shares of Common Stock being issuable upon conversion of such preferred stock or upon amortization payments to the holders in shares of Common Stock, which in turn will have a dilutive effect on our shareholders. The potential for such additional issuances may depress the price of our Common Stock regardless of our business performance and we may find it more difficult to raise additional equity capital.

Potential Consequences if the Preferred Stock Proposal is Not Approved

If the Preferred Stock Proposal is not approved by our stockholders, the Company will not have the authority to increase the stated value of the Series F Preferred Stock or Series F-1 Preferred Stock beyond their respective current level of $1,000 per share. As a result, the Board’s ability to negotiate amendments to the terms of the applicable preferred stock may be limited, particularly in situations where an increase in stated value could serve as a meaningful incentive for holders to agree to modifications. Without this flexibility, the Company may face challenges in pursuing changes that could improve its financial profile, such as extending maturity dates, reducing or deferring dividend obligations or amending other terms of the Series F Preferred Stock and Series F-1 Preferred Stock to better align with long-term strategic objectives. This could limit the Company’s ability to reduce financial pressure, manage its capital structure effectively or respond to changing market conditions.

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Determination of the Stated Value Increase

As noted above, pursuant to the April 2025 Series F Certificate of Amendment, upon stockholder approval of the Preferred Stock Proposal, the stated value of the Series F Preferred Stock will increase to $1,100 per share, effective January 1, 2025.

The Board believes that stockholder approval of an increase of the stated value of the Series F Preferred Stock above $1,100 per share up to $1,250 per share and an increase of the stated value of the Series F-1 Preferred Stock above the current $1,000 per share up to $1,250 per share, in each case, at the Board’s discretion, (subject to the requisite consent of the applicable Required Holders) is in the best interests of our Company and stockholders because it allows the Board to assess market conditions, the Company’s financial position, and the specific context of any negotiation or restructuring opportunity related to the applicable preferred stock before determining whether such increase is warranted. We believe that providing such a range provides us with the most flexibility to achieve the desired results of the Preferred Stock Proposal. Any future increased in the stated value to be selected by our Board will be not more than $1,250 per share for each of the Series F Preferred Stock and Series F-1 Preferred Stock.

The selection of the amount to increase the stated value by will be based on several factors, including, among other things:

●	obtaining requisite consent from the Required Holders for the applicable increase (as defined in each of Series F Certificate of Designations and Series F-1 Certificate of Designations);

●	the nature and terms of any proposed amendment to the preferred stock (e.g., extension of maturity, changes to dividend structure, conversion rights);

●	the financial impact on the Company, including cash flow, liquidity, and balance sheet strength;

●	the anticipated benefits to common and preferred stockholders, including potential long-term value creation and risk mitigation; and

●	general economic conditions in our industry

We believe that granting our Board the authority to increase the stated value at its discretion to a maximum of $1,250 per share, subject to receipt of the requisite consent from the Required Holders for any such increase, is essential because it allows us to take these factors into consideration and to react to changing market conditions.

Board Discretion to Effect the Preferred Stock Proposal

If the Preferred Stock Proposal is approved by our stockholders, other than pursuant to the terms of the April 2025 Series F Certificate of Amendment, whereby the stated value of Series F Preferred Stock will automatically increase to $1,100 per share upon such approval, the Board will have the discretion, subject to the receipt of any requisite consents of the Required Holders (as defined in each of Series F Certificate of Designations and Series F-1 Certificate of Designations), to further increase the stated value of the Series F Preferred Stock and/or to increase the stated value of the Series F-1 Preferred Stock, in each case, up to $1,250 per share, or not increase the stated value of the Series F Preferred Stock and/or Series F-1 Preferred Stock, at all.

Following the Preferred Stock Proposal, if implemented, there can be no assurance that the authority to increase the stated value will result in the successful negotiations of any modifications to the preferred stock terms, or that any such modifications are required in the future. Additionally, even if the stated value is increased and modifications are agreed upon, there is no guarantee that such changes will lead to improved financial performance or reduced costs. The actual impact will depend on the specific terms negotiated and broader market and business conditions at the time.

If our stockholders approve the Preferred Stock Proposal at the Annual Meeting, (i) the increase in the stated value of the Series F Preferred Stock will automatically increase to $1,100 per share, effective January 1, 2025, pursuant to the April 2025 Series F Certificate of Amendment, and (ii) any additional increases to the stated value of the Series F Preferred Stock and/or any increases to the stated value of the Series F-1 Preferred Stock, will be effected, if at all, only upon a determination by the Board that any such increases are in the best interests of the Company and its stockholders at that time, and are subject to obtaining any requisite consents of the Required Holders (as defined in each of Series F Certificate of Designations and Series F-1 Certificate of Designations). No further action on the part of the stockholders will be required to either effect or abandon the Preferred Stock Proposal.

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Interests of Certain Persons

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Preferred Stock Proposal, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Preferred Stock Proposal will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Preferred Stock Proposal other than the filing of a certificate of amendment to the applicable certificate of designations with the Secretary of State of the State of Delaware.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Preferred Stock Proposal is required to approve the Preferred Stock Proposal. “ABSTAIN” votes will have no effect on the Preferred Stock Proposal. Because the Preferred Stock Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Preferred Stock Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Preferred Stock Proposal will result in a broker non-vote, which will have no effect on the results of this vote. Holders of Series F Preferred Stock and holders of Series F-1 Preferred Stock are not entitled to vote such shares on the Preferred Stock Proposal.

THE BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE PREFERRED STOCK PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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Proposal 6: the Adjournment Proposal

Background of and Rationale for the Adjournment Proposal

Our Board has approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Reverse Stock Split Proposal, the Share Increase Proposal, the Auditor Ratification Proposal or the Preferred Stock Proporsal.

The Board believes that if the number of shares of the Company’s Common Stock, Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock or Series G Preferred Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy CARD.

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Other Matters

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2026 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing by the close of business on [ ] to our principal executive offices at 1185 Avenue of the Americas, Suite 249, New York, NY 10036, Attention: Secretary. However, pursuant to Rule 14a-8, if the 2026 Annual Meeting is held on a date that is before April 20, 2026 or after June 19, 2026, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2026 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2026 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2026 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be received by the secretary of the Company at our principal executive offices at 1185 Avenue of the Americas, Suite 249, New York, NY 10036, not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made; provided additionally, however, that, solely with respect to notice of nominations, in the event the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Company specified above not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Company.

Accordingly, for our 2026 Annual Meeting, notice of a nomination or proposal must be received by us no later than [       ], 2026 and no earlier than [     ], 2026; provided, however, if and only if the 2026 Annual Meeting is not scheduled to be held between April 20, 2026 and July 19, 2026, to be timely, notice must be received not earlier than the close of business on the 120th day prior to such 2026 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to such 2026 Annual Meeting, or (ii) the tenth day following the day on which Public Announcement of the date of such 2026 Annual Meeting is first made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws.

As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provisions or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. For purposes of the foregoing paragraph, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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For the 2026 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2026 Annual Meeting, notice must be received no later than March 21, 2026. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC.

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ANNEX A

CERTIFICATE OF AMENDMENT

Of

CERTIFICATE OF INCORPORATION

OF

TNF Pharmaceuticals, Inc.

TNF Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on October 19, 2023.

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

4.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph [●] as follows:

“Reverse Split. Effective as of [●] on [●] (the “2025 RSS Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “2025 RSS Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the 2025 RSS Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] shares of 2025 RSS Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the 2025 RSS Effective Time is reclassified into [●] share of Common Stock, $0.0001 par value per share, of the Corporation (the “2025 RSS New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “RSS”). The Board of Directors shall make provision for the issuance of that number of fractions of 2025 RSS New Common Stock such that any fractional share of a holder otherwise resulting from the RSS shall be rounded up to the next whole number of shares of 2025 RSS New Common Stock. Any stock certificate that, immediately prior to the 2025 RSS Effective Time, represented shares of the 2025 RSS Old Common Stock will, from and after the 2025 RSS Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the 2025 RSS New Common Stock into which such shares of 2025 RSS Old Common Stock shall have been reclassified plus the fraction, if any, of a share of 2025 RSS New Common Stock issued as aforesaid.”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

ANNEX B

CERTIFICATE OF AMENDMENT

Of

CERTIFICATE OF INCORPORATION

OF

TNF Pharmaceuticals, Inc.

TNF Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1. The name of the Corporation is TNF Pharmaceuticals, Inc.

2. The Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware effective as of October 19, 2023 (as amended and corrected, the “Certificate of Incorporation”).

3. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4. The Certificate of Incorporation is hereby amended by amending paragraph A of Article IV as follows:

“The Company is authorized to issue a total of one billion three hundred million (1,300,000,000) shares, of which (i) one billion two hundred fifty million (1,250,000,000) shares shall be common stock, par value $0.001 per share (“Common Stock”) and (ii) fifty million (50,000,000) shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”).”

5. Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TNF2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75487-Z90221

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TNF PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Mitchell Glass, M.D.
02) Christopher C. Schreiber
03) Joshua Silverman
04) Jude Uzonwanne
05) Bill J. White
06) Stephen Friscia

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V75488-Z90221

TNF PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
May 20, 2025, 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Silverman as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of TNF PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on May 20, 2025, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/TNF2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side